Exhibit 10.1

CLEARSIDE BIOMEDICAL, INC.

and

GERRESHEIMER REGENSBURG GMBH

______________________________________

SUPPLY AGREEMENT

FOR

PRODUCTS

______________________________________

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTENTS

		Page
1	DEFINITIONS	4
2	DURATION	9
3	GERRESHEIMER’S AND COMPANY’S OBLIGATIONS	9
4	FORECASTS AND ORDERS	10
5	IDLE COSTS	12
6	DELIVERY, PASSING OF TITLE AND RISK IN THE PRODUCT	13
7	PRICES	13
8	INVOICE AND PAYMENT	15
9	FAILURE TO SUPPLY	15
10	QUALITY	17
11	SUPPLY AND STORAGE OF MATERIALS AND PRODUCTS	19
12	RESPONSIBLE PERSON	20
13	TOOLING AND EQUIPMENT	20
14	REGULATORY COMPLIANCE	22
15	INTELLECTUAL PROPERTY RIGHTS	24
16	CUSTOMER COMPLAINTS AND RECALL	25
17	DOCUMENTATION AND REPORTS	26
18	CONFIDENTIALITY	26
19	INTENTIONALLY LEFT BLANK	24
20	FORCE MAJEURE	28
21	INSPECTION / AUDIT RIGHTS	29
22	WARRANTIES AND INDEMNITY	30

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23	LIMITATIONS ON LIABILITY	32
24	INSURANCE	33
25	TERMINATION AND CONSEQUENCES OF TERMINATION	33
26	WAIVER	37
27	NOTICE	37
28	SURVIVAL OF RIGHTS DUTIES AND OBLIGATIONS	38
29	RELATIONSHIP OF THE PARTIES	39
30	ASSIGNMENT	39
31	SUB-CONTRACTORS	39
32	SOLE AGREEMENT	39
33	EXPENSES	40
34	AMENDMENTS	40
35	SEVERABILITY	40
36	ETHICAL STANDARDS AND HUMAN RIGHTS	40
37	COUNTERPARTS	41
38	DISPUTE RESOLUTION	41
39	GOVERNING LAW AND JURISDICTION	42

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AGREEMENT FOR PRODUCTS

THIS AGREEMENT is made the 8th day of May, 2018 (the “Effective Date”) BETWEEN:

Clearside Biomedical, Inc. a company incorporated under laws of the State of Delaware, USA and having its registered office at 900 North Point Parkway, Suite 200, Alpharetta 30005, USA, for and on behalf of itself and its Affiliates (“CLEARSIDE BIOMEDICAL”)

AND:

Gerresheimer Regensburg GmbH, a company incorporated under laws of Germany and having its registered office at Kumpfmühler Straße 2, 93047 Regensburg, Germany (“GERRESHEIMER”).

CLEARSIDE BIOMEDICAL and GERRESHEIMER may be hereinafter referred to as a/one “Party” and collectively as the “Parties”.

WHEREAS GERRESHEIMER develops, manufactures, distributes and sells plastic dispensing systems, components and devices for use in pharmaceutical and other healthcare products;

WHEREAS CLEARSIDE BIOMEDICAL develops, manufactures, distributes and sells pharmaceuticals and medical devices;

WHEREAS GERRESHEIMER has agreed to manufacture and supply the Products to CLEARSIDE BIOMEDICAL as stipulated in the Product Schedules, and CLEARSIDE BIOMEDICAL has agreed to purchase the Products in accordance with the terms of this Agreement.

NOW, IT IS HEREBY AGREED as follows:

1.	DEFINITIONS
1.1	In this Agreement, each of the following terms shall have the respective meaning set forth below:

“Affiliate” means in relation to one Party, any other corporation, firm, partnership or other entity or person which is directly or indirectly controlled by, in control of or under common control with the other.  For the purposes of this definition, control shall consist of the ownership of more than fifty percent (50%) of the voting stock of any organisation or the legal power to direct or cause the direction of the general management of the organisation as appropriate.  In case of GERRESHEIMER, the term Affiliates shall apply only to Affiliates of GERRESHEIMER Regensburg GmbH, which comprises companies which are directly or indirectly controlled by Gerresheimer Regensburg GmbH.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Agreed Defective Product” has the meaning set forth in Clause 10.5.

“Agreement” means this supply agreement together with all its Schedules (the “Schedules”).

“Annual Price Review” has the meaning set forth in Clause 7.2.

“Applicable Law” means applicable laws, regulations, certification requirements and agreed standards in the European Union and the United States of America.

“Background IP” has the meaning set forth in Clause 15.1.

“Business Day(s)” means any day other than a Saturday, Sunday, or any other day which is a statutory public holiday in the United States of America and/or GERRESHEIMER’s country of manufacture of the applicable Product (as defined in the applicable Product Schedule).

“Calendar Quarter” has the meaning set forth in Clause 4.1.

“Certificate of Analysis” a document identified as such and provided by GERRESHEIMER to CLEARSIDE BIOMEDICAL that (i) sets forth the analytical test results for a specified lot of Product shipped to CLEARSIDE BIOMEDICAL or its designee hereunder and includes a certified quality control protocol, (ii) states that such Product is in conformance with the Specifications, and (iii) states that such Product is manufactured in accordance with the Specifications and cGMPs.

“cGMP” means the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 210 and 211 being implemented within the pharmaceutical manufacturing industry for such products; in each case as amended, promulgated or accepted from time to time.

“Change of Control” means either the ownership of more than fifty percent (50%) of the ordinary share capital of the applicable Party carrying the right to vote at general meetings or the power to nominate a majority of the board of directors of such Party. The aforementioned shall not apply to a change in the legal or beneficial ownership or control if such change is part of a reorganisation or restructuring process between Affiliates of the Party, provided such Affiliate is not a direct competitor of the other Party.

“CLEARSIDE BIOMEDICAL Results” has the meaning set forth in Clause 15.5.

“Commercial Launch Anniversary” has the meaning set forth in Clause 4.1.

“Confidential Information” means without limitation any information disclosed to the Receiving Party in the course of or as a result of this Agreement by or on behalf of the Disclosing Party or any other person being involved in the exchange of information or learned or observed by the Receiving Party relating to (i) the Disclosing Party’s business or business plans, including, but not limited to, suppliers, customers, prospective customers, contractors, utilization data, cost and pricing data, software products, all proprietary information, Know-How, trade secrets, technical and non-technical materials, products, specifications, processes, sales and marketing

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

plans and strategies, and designs; (ii) information of any Third Parties for which the Disclosing Party has an obligation of confidentiality; (iii) any discussions and proceedings relating to any of the foregoing information, whether disclosed in oral, electronic, visual, written or any other form; and (iv) any information developed or derived by the Receiving Party from the information described in the foregoing clauses (i) – (iii), whether or not for or on behalf of the Disclosing Party. Confidential Information includes, without limitation, the existence and terms and conditions of this Agreement. The fact that the Disclosing Party may have marked or identified as confidential or proprietary any specific information shall be indicative that the Disclosing Party believes such information to be confidential or proprietary, but the failure to so mark information shall not conclusively determine that such information is or is not considered confidential information by the Disclosing Party.

“Consents” has the meaning set forth in Clause 14.2.

“Defective Product” means Product not in compliance with the Specifications.

“Delivery” means a delivery of Products made in accordance with the terms of this Agreement and the relevant Firm Order and any applicable Purchase Order (and “Deliver” and “Delivered” shall be construed accordingly).

“Delivery Terms” means the terms for delivery of a Product as specified in the relevant Product Schedule. For each Delivery, GERRESHEIMER shall provide to CLEARSIDE BIOMEDICAL or its Affiliates, as applicable, the agreed Delivery documentation, but in any event, a Certificate of Analysis.

“Direct Labour Costs” mean the cost for personnel directly involved in the manufacturing process.

“Disclosing Party” means the Party or any of its Affiliates that discloses or causes to be disclosed Confidential Information to the Receiving Party.

“Dispute” has the meaning set forth in Clause 38.1.

“Documentation” has the meaning set forth in Clause 13.2.

“Equipment” means the CLEARSIDE BIOMEDICAL owned Product specific injection mould tooling and other equipment listed in the Product Schedules.

“Firm Order” has the meaning set forth in Clause 4.3.

“Forecast Schedule” has the meaning set forth in Clause 4.1.

“GERRESHEIMER Results” has the meaning set forth in Clause 15.5.

“Indemnified Party” has the meaning set forth in Clause 22.7.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Indemnifying Party” has the meaning set forth in Clause 22.7.

“Initial Term” has the meaning set forth in Clause 2.

“Intellectual Property" or "IP" means Know-How, patent rights, trademarks, service marks, trade names, design rights, copyright (including rights in computer software) and any rights or property similar to any of the foregoing in any part of the world, whether registered or not, together with the right to apply for the registration of any such rights, and all rights or forms of protection having equivalent or similar effect, in any part of the world.

“Know-How” means a package of non-patented practical information, resulting from experience and testing, which is (i) secret, that is to say, not generally known or easily accessible, (ii) substantial, that is to say, significant and useful for the production of the Products, and (iii) identified, that is to say, described in a sufficiently comprehensive manner so as to make it possible to verify that it fulfils the criteria of secrecy and substantiality.

“Latent Defect” has the meaning set forth in Clause 10.2.

“Manufacturing Site” means the manufacturing facilities of GERRESHEIMER or its Affiliates as detailed in the applicable Product Schedule or such other manufacturing facilities of GERRESHEIMER (or of any duly authorised sub-contractor under this Agreement) as approved by CLEARSIDE BIOMEDICAL in writing.

“Materials” means the raw materials and components used in the manufacture of the Product, excluding the Pharmaceutical Component, which will be provided by CLEARSIDE BIOMEDICAL.

“Month” means a calendar month.

“Notice of Dispute” has the meaning set forth in Clause 38.1.

"Permitted User" means an individual who: (i) is a director, officer, consultant, contractor, agent or employee of the Receiving Party or any such person or legal entity directly engaged in this Agreement on behalf of the Receiving Party; (ii) is bound by confidentiality, nondisclosure and nonuse obligations no less restrictive than those contained herein; and (iii) has a need to know the Confidential Information in connection with the Agreement. In clarification of the foregoing, companies and/or agents covering the Receiving Party’s risks resulting out of this Agreement or insurance companies and/or agents to which the Receiving Party applies for such cover shall also be deemed as Permitted User, provided that they are party to an effective agreement with the Receiving Party protecting the Confidential Information on terms no less restrictive than those contained herein.

“Product” means such products as will be specified in the Product Schedules.

“Product Schedule” means a schedule in the form set out in Schedule 1. The initial Product Schedule is appended to this Agreement as Schedule 2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Pharmaceutical Component” means, in case the Parties have agreed on such proceedings, the pharmaceutical product to be incorporated into the Product as identified in the applicable Product Schedule.

“Purchase Order” has the meaning set forth in Clause 4.3.

“Quality Agreement” means the Quality Agreement as set forth in Schedule 3 between the Parties as amended from time to time.

“Quality Managers” means the person nominated in writing by CLEARSIDE BIOMEDICAL and the person nominated in writing by GERRESHEIMER who will be responsible for quality matters relating to this Agreement (and such persons as may from time to time be substituted by either Party for such persons).

“Recall” has the meaning set forth in Clause 16.3.

“Receiving Party” means the Party or any of its Affiliates who receives Confidential Information from the Disclosing Party.

“Refurbishment Program” has the meaning set forth in Clause 13.7.

“Regulator” means any relevant authority in the country of manufacture of the Product, and/or the country of sale and/or marketing of the Product, which regulates any aspect of the manufacture of the Product and/or the sale or marketing of the Product.

“Selling Price” means in respect of each Product, the price of the Product as set out in the relevant Product Schedule, as may be adjusted from time to time in accordance with this Agreement.

“Senior Representatives’ Meeting” has the meaning set forth in Clause 38.1.

“Specifications” means the specifications for the Product identified in the applicable Product Schedule as such specifications may be amended from time to time by written agreement of the Parties in accordance with this Agreement.

“Sprint Capacity” has the meaning set forth in Clause 4.4.

“Third Party” means any party other than CLEARSIDE BIOMEDICAL or GERRESHEIMER.

“Tooling & Equipment Warranty Period” has the meaning set forth in Clause 13.6.

“Year” means a calendar year.

1.2	In this Agreement unless it is inconsistent with the context:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)	Words denoting the singular include the plural and vice versa; words denoting one gender include all genders; words denoting persons include corporations and vice versa.
(B)	References to the word “including” are to be construed without limitation.
(C)

The Schedules attached hereto shall form part of this Agreement and a reference to a particular Clause, Sub-Clause, paragraph or Schedule shall be a reference to the Clause, Sub-Clause, paragraph or Schedule in or to this Agreement.

(D)	The headings are inserted for convenience only and are to be ignored for the purposes of construction.
2.	DURATION

This Agreement will commence on the Effective Date and will remain in force until the end of the Year containing the fifth (5th) anniversary of the Effective Date (the “Initial Term”), unless terminated by either Party in its sole discretion upon at least twelve (12) month written notice to the other Party prior to the end of the Initial Term. Thereafter, this Agreement will automatically renew for successive periods of three (3) Years, until terminated in accordance with this Clause 2 (i.e., with at least twelve (12) month written notice to the other Party prior to the end of the renewal term).  The Initial Term, together with any renewal terms is referred to herein as the Term.

3.	GERRESHEIMER’S AND CLEARSIDE BIOMEDICAL’S OBLIGATIONS
3.1

In accordance with the terms of this Agreement, GERRESHEIMER shall manufacture and supply to CLEARSIDE BIOMEDICAL and/or CLEARSIDE BIOMEDICAL Affiliates such quantities of Product as ordered in accordance with the terms of this Agreement. For the avoidance of doubt, (i) CLEARSIDE BIOMEDICAL may re-sell Product purchased hereunder to its Third Party licensees or collaboration partners, and (ii) all purchase of Product pursuant to this Agreement shall be made directly by CLEARSIDE BIOMEDICAL or its Affiliates.

3.2

GERRESHEIMER undertakes to ensure that it has at all times sufficient manufacturing capacity at the Manufacturing Site to satisfy the Sprint Capacity and Product requirements set out in each Firm Order and Forecast Schedule.

3.3

Each Party shall be entitled to request changes and modifications to the Specifications and/or Products. The Party proposing a change shall make a proposal to the other Party in writing explaining the objectives of the change and expected cost and other impacts. The Parties shall discuss the proposed change including the allocation of cost and the impact of supply of the Product. Any change should only be implemented upon prior mutual written agreement of the scope, cost and impact of the change; PROVIDED, HOWEVER, that in no event may

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GERRESHEIMER refuse to make a change for which CLEARSIDE BIOMEDICAL agrees to pay for the mutually agreed upon costs and impacts.
3.4

Subject to Clause 3.3, (i) the Specifications and Third Party Material suppliers may only be changed by GERRESHEIMER with the prior written consent of CLEARSIDE BIOMEDICAL and the approval of any applicable Regulator (if applicable), (ii) CLEARSIDE BIOMEDICAL shall not unreasonably withhold its agreement to any change in the Specifications or Third Party Material suppliers requested by GERRESHEIMER, (iii) any amendment to the Specifications shall be subject to the rules regarding confidentiality as expressed in this Agreement, and (iv) any change in the Specifications or Third Party Material suppliers should only be implemented upon prior mutual written agreement of the scope, cost and impact of the change.

4.	FORECASTS AND ORDERS
4.1

Beginning no later than six (6) Months prior to placing its initial Purchase Order for Product (it being understood that a forecast for a Calendar Quarter may be zero), prior to the first day of each calendar quarter (beginning each 1st January, 1st April, 1st July and 1st October and each referred to herein as a “Calendar Quarter”), CLEARSIDE BIOMEDICAL shall provide GERRESHEIMER with a rolling forecast schedule of its projected orders for the Products for at least the following four (4) Calendar Quarters (“Forecast Schedule”). The initial forecast will be provided by July 1, 2018 and is expected to reflect projected orders of between [***] units of Product for the following (4) Calendar Quarters. Beginning with the first Forecast Schedule submitted after the one year anniversary of the first commercial sale of the Product to a Third Party (the “Commercial Launch Anniversary”), with CLEARSIDE BIOMEDICAL to notify GERRESHEIMER forthwith in writing of the date of the Commercial Launch. Subject to Clause 4.4, CLEARSIDE BIOMEDICAL can only vary the forecast amounts for the second Calendar Quarter of a Forecast Schedule in the next subsequent Forecast Schedule by +/- [***], and can only vary the forecast amounts for the third Calendar Quarter of a Forecast Schedule in the next subsequent Forecast Schedule by +/- [***]. If CLEARSIDE BIOMEDICAL desires to vary the forecasted amounts by an additional [***] up to [***] or up to [***] respectively, then (i) in case of an increase, GERRESHEIMER agrees to notify Buyer within five (5) Business Days after receipt of such request, whether the ordered additional quantities of Products set forth in the request are exceeding the Sprint Capacity and whether such exceeding quantities can be delivered or not. In any event GERRESHEIMER will use reasonable efforts to fulfill this additional demand. In the event such excess quantities of Product directly results in additional costs, such costs shall be documented by GERRESHEIMER and the Parties shall discuss in good faith such costs and what part thereof CLEARSIDE BIOMEDICAL may need to reimburse before any such costs are incurred and/or committed. If GERRESHEIMER, despite using reasonable efforts, cannot meet such excess quantities, the failure to supply the excess quantities shall not be regarded as a Failure to Supply; or (ii) in case of a decrease, if such decrease directly results in additional costs, such costs shall be documented by GERRESHEIMER and the CLEARSIDE BIOMEDICAL shall reimburse to GERRESHEIMER all such documented costs. For the avoidance of doubt, the maximum quantities of Products to be supplied by GERRESHEIMER during any six (6) Month period prior to the Commercial

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Launch Anniversary shall be [***] units of Product and GERRESHEIMER shall be under no obligation whatsoever to supply any quantities of Product beyond that amount.
4.2

In addition to the Forecast Schedule, prior to the 1st September of each Year after the commencement of the issuance of Forecast Schedules, CLEARSIDE BIOMEDICAL shall provide on an annual basis a two (2) Year non-binding forecast of projected orders for the Products to be used by GERRESHEIMER solely for planning purposes.

4.3

The Products detailed in the first Calendar Quarter of each Forecast Schedule (“Firm Order”) will be binding on both Parties. CLEARSIDE BIOMEDICAL shall issue purchase orders against each Firm Order (each a “Purchase Order”), which Purchase Order shall include the requested delivery dates. GERRESHEIMER shall respond to each Purchase Order received from CLEARSIDE BIOMEDICAL within ten (10) Business Days of receipt. The response of GERRESHEIMER shall include confirmation of the delivery dates; PROVIDED, HOWEVER, that GERRESHEIMER may not reject any quantities forecasted in a Firm Order or any delivery date that is more than thirty (30) days from the date the applicable Purchase Order is submitted.  GERRESHEIMER’s failure to reject any portion of a Purchase Order within the applicable ten (10) Business Day period shall be deemed to be GERRESHEIMER’s acceptance thereof. In the event that either Party requires amendments to the quantities ordered, the timing of production and/or delivery, the relevant planning personnel from both Parties shall within ten (10) Business Days of receipt of a Forecast Schedule, Firm Order or Purchase Order discuss in good faith and agree amendments to the Forecast Schedule, Firm Order or Purchase Order.

4.4

CLEARSIDE BIOMEDICAL and/or its Affiliates shall use commercially reasonable endeavours not to, at any one time, collectively place Firm Orders at a level that would require an aggregate capacity at GERRESHEIMER greater than the maximum manufacturing capacity of the Manufacturing Site as set forth in the applicable Product Schedule (“Sprint Capacity”) and GERRESHEIMER shall not be obliged to supply Products in excess of the Sprint Capacity. In the event that the aggregate CLEARSIDE BIOMEDICAL demand is greater than the Sprint Capacity CLEARSIDE BIOMEDICAL shall promptly instruct GERRESHEIMER the order of preference for the deliveries.

4.5

It is understood that the remaining three (3) Calendar Quarters of the Forecast Schedule constitutes an estimate of the future Product requirement of CLEARSIDE BIOMEDICAL and its Affiliates and does not constitute a binding commitment by CLEARSIDE BIOMEDICAL or its Affiliates to order or purchase such Product.

4.6

For certain long lead time materials, as defined in good faith between the Parties, which requires GERRESHEIMER to place orders with a minimum lead time longer than three (3) Months in advance of manufacturing, GERRESHEIMER will be entitled to place those orders based on the projections set forth in a Forecast

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule, and CLEARSIDE BIOMEDICAL agrees to pay for any such Materials which are not used in Firm Orders of Products placed by CLEARSIDE BIOMEDICAL and/or its Affiliates and cannot otherwise be used by GERRESHEIMER.

4.7

CLEARSIDE BIOMEDICAL may from time to time provide GERRESHEIMER with individual purchase orders for Products in addition to the quantities set forth in Firm Orders. GERRESHEIMER shall respond to each such individual purchase order received from CLEARSIDE BIOMEDICAL or an Affiliate of CLEARSIDE BIOMEDICAL within ten (10) Business Days of receipt. The response shall include confirmation or not of the Delivery dates and quantity as set out in such individual purchase order. GERRESHEIMER’s failure to reject any portion of such Purchase Order within the applicable ten (10) Business Day period shall be deemed to be GERRESHEIMER’s acceptance thereof.

4.8

If a CLEARSIDE BIOMEDICAL Affiliate desires to purchase the Product from GERRESHEIMER under the terms of this Agreement the Parties will consider the appropriate contractual mechanisms for the CLEARSIDE BIOMEDICAL Affiliate to receive Product from GERRESHEIMER or its Affiliates (as the case may be) and benefit from the terms of this Agreement, taking into account the CLEARSIDE BIOMEDICAL Affiliate may need to enter into separate legal agreements with GERRESHEIMER. For the avoidance of doubt, before the aforementioned contractual mechanism has been agreed by the Parties, GERRESHEIMER shall not be obliged to sell (and/or deliver) any Products to CLEARSIDE BIOMEDICAL Affiliates or fulfil or accept purchase orders from CLEARSIDE BIOMEDICAL Affiliates. GERRESHEIMER shall confirm promptly to CLEARSIDE BIOMEDICAL whether such CLEARSIDE BIOMEDICAL Affiliate is covered by GERRESHEIMER’s trade credit insurance. If such COMPANY Affiliate is not covered by GERRESHEIMERs trade credit insurance, then GERRESHEIMER shall only provide such CLEARSIDE BIOMEDICAL Affiliate with the named Product upon receipt of a payment security from CLEARSIDE BIOMEDICAL by means of a payment guarantee of CLEARSIDE BIOMEDICAL or a bank guarantee of an internationally business bank rated with triple B.

5.IDLE COSTS

5.1CLEARSIDE BIOMEDICAL understands that GERRESHEIMER may have plant space and equipment established for the purpose of manufacturing and supplying the Product to CLEARSIDE BIOMEDICAL. In the event CLEARSIDE BIOMEDICAL fails to purchase a Firm Order which leads to equipment to become idle through no fault of GERRESHEIMER, and such plant and equipment are otherwise ready for production, except in the case of a Force Majeure the following proposal shall be considered upon notification:

(i)

To compensate GERRESHEIMER for Direct Labour Costs associated with the planned manufacturing of the Firm Order, and to the extent such direct labour is not assignable to other GERRESHEIMER projects, CLEARSIDE BIOMEDICAL shall pay GERRESHEIMER all direct labour associated with the planned manufacturing of Products pursuant to the then-applicable Firm Order not

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

purchased;
(ii)

Notwithstanding any other provisions in this Agreement, after production readiness (i.e. being after successful qualification of the equipment), CLEARSIDE BIOMEDICAL shall pay GERRESHEIMER [***] per square foot of clean room space dedicated to CLEARSIDE BIOMEDICAL’s equipment per Month in which CLEARSIDE BIOMEDICAL fails to purchase more than [***] units of Products per Month.

5.2

In the event that CLEARSIDE BIOMEDICAL fails to purchase Product for [***] following the Commercial Launch Anniversary CLEARSIDE BIOMEDICAL shall purchase all Materials purchased by GERRESHEIMER and all work in process and finished Product manufactured by GERRESHEIMER, in each case as purchased or manufactured in reasonable reliance on the previously submitted Forecast Schedules.

5.3

GERRESHEIMER will use reasonable efforts to mitigate expenses, including reasonable efforts to secure business sufficient to reactivate the idle plant space as soon as practicable and/or reassignment of direct labour. CLEARSIDE BIOMEDICAL shall not reimburse GERRESHEIMER for any period while such plant space and direct labour are in use for the benefit of a third party

6.	DELIVERY, PASSING OF TITLE AND RISK IN THE PRODUCT
6.1

Delivery shall be made in accordance with the applicable Delivery Terms. The risk for each shipment of the Product, as for destruction or any case of deterioration or change in quality or loss of shipment, shall pass to CLEARSIDE BIOMEDICAL in accordance with the agreed Delivery Terms. [***]. Notwithstanding anything to the contrary in the applicable Delivery Terms to the contrary, GERRESHEIMER shall at all times arrange for shipment of the Product, including clearing the Product for export and import. To the extent CLEARSIDE BIOMEDICAL is financially responsible for shipment, GERRESHEIMER shall include the cost thereof as a separate line item.

6.2

GERRESHEIMER retains title to all Products until Delivery in accordance with the Delivery Terms. CLEARSIDE BIOMEDICAL shall have the right to dispose of the PRODUCTS delivered by GERRESHEIMER in the ordinary course of business, including reselling Products to Third Party licensees or collaboration partners of CLEARSIDE BIOMEDICAL. CLEARSIDE BIOMEDICAL shall also have the right to process the Products delivered by GERRESHEIMER.

7.	PRICES
7.1

GERRESHEIMER will supply to CLEARSIDE BIOMEDICAL the Product at the Selling Price. GERRESHEIMER shall invoice CLEARSIDE BIOMEDICAL at the Selling Price. New Products may be added to this Agreement from time to time and will be supplied at the Selling Price set out in the respective Product Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2	On or before 1st October each Year, the Parties will meet and discuss in good faith any applicable adjustment to the Selling Price (an “Annual Price Review”). [***].
7.3

Irrespective of the aforementioned, (i) GERRESHEIMER shall be entitled to adjust the Selling Price effective as the beginning of a Year by providing no less than sixty (60) days prior written notice in the event and to the extent of a cost increase with respect to labour and energy that exceeds, [***]; PROVIDED, HOWEVER, that such Selling Price adjustments described in subsection (iii) will be limited to twice annually.

7.4

In case CLEARSIDE BIOMEDICAL reasonably believes that an adjustment to the Selling Price pursuant to Clause 7.3 is not accurate and proper, CLEARSIDE BIOMEDICAL may request, and GERRESHEIMER shall provide, additional documentation supporting the adjustment. If CLEARSIDE BIOMEDICAL reasonably considers such response as not being reasonably satisfactory, the Parties shall endeavour to resolve any dispute that may arise pursuant to this Clause. If the Parties fail to agree, [***] of being notified pursuant to this Clause 7.4, whether the adjustment to the Selling Price in question is accurate and proper, CLEARSIDE BIOMEDICAL will have the right, acting reasonable, during regular business hours and upon reasonable [***].  The Third Party independent accounting firm shall only be entitled to disclose in its audit report to CLEARSIDE BIOMEDICAL whether the reported adjustment to the Selling Price pursuant to Clause 7.3 is accurate and proper and the amount of any inaccuracies.  Within thirty (30) days after both Parties have received a copy of such audit report, which has to be forwarded simultaneously to both Parties by the Third Party independent accounting firm, GERRESHEIMER or CLEARSIDE BIOMEDICAL, as applicable, will compensate the other Party for payment errors or omissions revealed by the audit.

8.	INVOICE AND PAYMENT
8.1

The Selling Price shall be in USD. GERRESHEIMER shall invoice CLEARSIDE BIOMEDICAL or CLEARSIDE BIOMEDICAL Affiliates (as appropriate, depending on who placed the order for the relevant Product) in USD

8.2	Each invoice issued by GERRESHEIMER hereunder shall specify:
(i)	The Selling Price in respect of the Product Delivered;
(ii)	The quantity of Product Delivered;
(iii)	The applicable order number;
(iv)	The amount of VAT due in respect of the Product Delivered (if any); and
(v)	Any other amounts reimbursable to GERRESHEIMER pursuant to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.3

CLEARSIDE BIOMEDICAL shall pay all invoices not disputed in good faith within [***] days after date of receipt of such invoice. In the event that CLEARSIDE BIOMEDICAL defaults on payment of amounts not disputed in good faith, interest is to be paid on the invoiced amount with [***] per Year.

8.4	The Selling Price, and any other amounts payable pursuant to this Agreement, shall be as stated and are exclusive of VAT (or equivalent).
8.5

For the purpose of a potential risk of payment default by CLEARSIDE BIOMEDICAL CLEARSIDE BIOMEDICAL shall be obliged to provide an adequate bank guarantee of an internationally business bank rated with triple B upon GERRESHEIMER written request if CLEARSIDE BIOMEDICAL cannot be covered by GERRESHEIMER’s trade credit insurance. In the event such bank guarantee is limited in time, CLEARSIDE BIOMEDICAL shall provide the subsequent bank guarantee under the same conditions no later than thirty (30) days before the expiry of the bank guarantee in place.  The Parties agree to evaluate on an annual basis and in good faith GERRESHEIMER’s requirement that CLEARSIDE BIOMEDICAL continue the bank guarantee.

9.	FAILURE TO SUPPLY
9.1

Save Force Majeure, if GERRESHEIMER is unable, or anticipates that it will be unable to Deliver in whole or in part the quantities of Product required under any Firm Order or any other Purchase Order accepted by GERRESHEIMER, the following provisions shall apply:

(i)

GERRESHEIMER shall, as soon as it becomes aware of that fact and in any event not less than fifteen (15) Business Days prior to the Delivery date, give written notice to CLEARSIDE BIOMEDICAL or CLEARSIDE BIOMEDICAL Affiliates (as the case may be) setting out the reasons for such shortfall or failure.

(ii)

Without prejudice to CLEARSIDE BIOMEDICAL’s other rights and remedies under this Agreement, at law or in equity, the Parties shall use reasonable endeavours to negotiate an alternative Delivery schedule for the shortfall or failed Delivery.

(iii)

Without prejudice to CLEARSIDE BIOMEDICAL’s other rights and remedies under this Agreement, at law or in equity with respect to GERRESHEIMER missing the original Delivery Date, in the event that an alternative Delivery schedule is agreed pursuant to paragraph (ii) above GERRESHEIMER shall Deliver the Product in accordance with such alternative Delivery schedule.

9.2

Save Force Majeure, without prejudice to GERRESHEIMERs obligations under this Agreement, in the event that the Parties fail to agree on alternative Delivery schedule pursuant to Clause 9.1 (ii) above, whether it be due to a disruption in the manufacture of the Product at the Manufacturing Site or otherwise CLEARSIDE BIOMEDICAL’s Firm Order commitment shall be deemed to be cancelled with

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

respect to the affected amount of the shortfall or failed Delivery and CLEARSIDE BIOMEDICAL would be relieved of its obligation to purchase any of such quantities.
9.3

CLEARSIDE BIOMEDICAL shall, within fifteen (15)  Business Days from Delivery inform GERRESHEIMER if it determines, acting reasonably, that the wrong Product has been delivered or if there is any visible external Defects or damage to the pallets and/or outer packaging or if there is a quantitative deficiency in any shipment with respect to the Product volumes indicated on the applicable Firm Order (i.e. the number of pallets delivered does not correspond to the number of pallets on the relevant delivery note). If GERRESHEIMER is notified by telephone or in person then such notification shall be confirmed by CLEARSIDE BIOMEDICAL or CLEARSIDE BIOMEDICAL Affiliates (as appropriate) in writing. Subject to Force Majeure and without prejudice to CLEARSIDE BIOMEDICAL’s other rights and remedies under this Agreement, at law or in equity with respect to the failure to Delivery conforming Product, GERRESHEIMER shall then be obliged to rectify the incomplete Delivery within thirty (30) Business Days, running from the respective first date of notification.

9.4

[***].  GERRESHEIMER shall promptly issue to CLEARSIDE BIOMEDICAL a detailed written explanation for the delay and actions taken to remedy any delay in the supply of Product reasonably acceptable to CLEARSIDE BIOMEDICAL.

9.5

[***], GERRESHEIMER shall, where relevant, promptly notify CLEARSIDE BIOMEDICAL thereof and GERRESHEIMER shall perform best efforts to resolve the Failure to Supply and to resume its supply obligations as soon as possible to the best interest of CLEARSIDE BIOMEDICAL; GERRESHEIMER shall continuously keep CLEARSIDE BIOMEDICAL informed of the status and the corrective actions performed by it with respect thereto.

In the event the Failure to Supply lasts or is anticipated by the GERRESHEIMER to last for more than [***] or such longer timeframe as agreed between the Parties, then GERRESHEIMER shall, at its costs (unless the Failure to Supply is solely due to CLEARSIDE BIOMEDICAL in which event such shall be at the cost of CLEARSIDE BIOMEDICAL; in the event the Failure to Supply is at least partly the responsibility of CLEARSIDE BIOMEDICAL, Parties shall share such costs at a ratio to be agreed between the Parties and in proportion to either Party’s contribution to the Failure to Supply), promptly submit a CAPA plan to CLEARSIDE BIOMEDICAL, for CLEARSIDE BIOMEDICAL’s approval. The CAPA plan shall set forth in detail the actions to be taken by GERRESHEIMER to solve the Failure to Supply and the anticipated timelines for implementing these actions. This plan shall also state which percentage of quantities of Product requested by CLEARSIDE BIOMEDICAL can continue to be delivered by GERRESHEIMER in accordance with this Agreement and the anticipated timelines for resuming full compliance. In the event CLEARSIDE BIOMEDICAL approves the CAPA plan, GERRESHEIMER shall forthwith implement such plan and continuously keep CLEARSIDE BIOMEDICAL updated on the status thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Subject to Force Majeure, in the event that GERRESHEIMER does not adhere to the actions and/or timelines assigned to GERRESHEIMER in the agreed CAPA plan and the Parties have not agreed on an amendment to the CAPA plan regarding such non-adherence, then GERRESHEIMER shall, upon CLEARSIDE’s reasonable request, provide reasonable assistance to CLEARSIDE BIOMEDICAL to qualify a THIRD PARTY manufacturer of PRODUCT. Parties shall bear any actual and duly documented costs incurred in providing such assistance at a ratio to be agreed between the Parties and in proportion to either Party’s contribution to the failure to adhere to the CAPA plan.  If such THIRD PARTY manufacturer utilizes Gerresheimer Results licensed pursuant to Section 15.3 or 25.10 in the manufacture of Product, CLEARSIDE BIOMEDICAL shall pay GERRESHEIMER the royalty or license fee as agreed in accordance with Sections 15.3 or 25.10.

10.	QUALITY
10.1	GERRESHEIMER shall comply with the terms of the Quality Agreement.
10.2

CLEARSIDE BIOMEDICAL shall promptly examine each Delivery and shall have the right, exercisable within five (5) Business Days after Delivery, to reject such Product that it determines to be Defective Product as a result of the exercise of careful diligence upon such examination. For the avoidance of doubt Product shall not be Defective Product if non-compliance with the Specification is attributed to operating instructions, maintenance regulations or installation regulations not having been adhered to by CLEARSIDE BIOMEDICAL or Third Parties. However, the foregoing rejection time limit shall not apply to Defective Product not reasonably detectable or discoverable during the examination by CLEARSIDE BIOMEDICAL as defined above (“Latent Defect”). Where CLEARSIDE BIOMEDICAL and CLEARSIDE BIOMEDICAL Affiliates (as the case may be) do not reject any such Product but such Product becomes a Defective Product subject to Latent Defects as defined above within a period of [***] after Delivery, CLEARSIDE BIOMEDICAL shall inform GERRESHEIMER of such Defective Product within five (5) Business Days from detecting the Latent Defect. Failing the notification deadlines outlined above, CLEARSIDE BIOMEDICAL shall be deemed to have accepted the relevant shipment of Product.

10.3	In case the CLEARSIDE BIOMEDICAL rejects a Product according to Clause 10.2 above:
(i)	CLEARSIDE BIOMEDICAL shall issue a written complaint to GERRESHEIMER (detailing any asserted Defective Product and, if applicable, submitting a sufficient number of affected Product samples);
(ii)	the Parties shall promptly use good faith efforts to agree whether or not the Delivery in question complies with the Firm Order, Quality Agreement, the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Specifications, cGMP and any other requirements set forth in this Agreement (or any one of them); and
(iii)	GERRESHEIMER shall be entitled at all reasonable times to inspect and/or analyse the Delivery in question.
10.4

The Parties shall use their commercially reasonable endeavours to resolve any dispute that may arise pursuant to this Clause. If the Parties fail to agree, within thirty (30) days of being notified pursuant to Clause 10.3 (i) whether the applicable Product in question is non-compliant with the Specifications, this dispute shall be resolved by a mutually agreed independent laboratory/expert and the decision of the independent laboratory/expert shall be final and binding on the Parties. For the avoidance of doubt, the independent laboratory/expert shall not decide on any other question or matter other than whether the Product is a Defective Product. Unless agreed otherwise, the independent laboratory/expert’s fees shall be borne by the Party against whom the independent laboratory/expert’s decision is given. In case of a split decision, costs shall be split between the Parties accordingly.

10.5

In the event that GERRESHEIMER acknowledges the Product to be a Defective Product pursuant to Clause 10.4 (“Agreed Defective Product”) or the independent laboratory/expert concludes it is Defective Product (in which case, it shall be deemed to be “Agreed Defective Product” for purposes of this Agreement), GERRESHEIMER shall at CLEARSIDE BIOMEDICAL’s option, either (a) replace or rework the Agreed Defective Product at GERRESHEIMER´s risk and expense to the extent possible and reasonable; or (b) refund such portion of the price attributable to the Agreed Defective Product. In the first former case (replacement according to (a)), GERRESHEIMER shall be entitled to require CLEARSIDE BIOMEDICAL to dispose of the Agreed Defective Product according to Applicable Law with any expenses or costs reasonably incurred by CLEARSIDE BIOMEDICAL to be borne by GERRESHEIMER. The remedy described in this Clause 10.5 shall be in addition to, and not in lieu of, any other remedies available under this Agreement, at law or in equity.  For the avoidance of doubt, (i) in the event CLEARSIDE BIOMEDICAL elects a refund with respect to the Agreed Defective Product, CLEARSIDE BIOMEDICAL shall have no obligation to purchase the quantity of Product in relation thereof and the Firm Order and any applicable Purchase Order shall be reduced accordingly, and (ii) the remedies set forth herein shall not be applied against the limitation of liability provisions of this Agreement, including Clause 23.3.

10.6

If the independent laboratory/expert finds that the Product is not an Agreed Defective Product, CLEARSIDE BIOMEDICAL shall pay any expenses or costs reasonably incurred by GERRESHEIMER in connection with the rejection in accordance with the payment provisions contained in this Agreement. In no event shall GERRESHEIMER be responsible for non-compliances with Specification  in the Product if such non-compliances are caused (partly or in whole) by deficiencies in the design or Specifications provided by CLEARSIDE BIOMEDICAL.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	SUPPLY AND STORAGE OF MATERIALS AND PRODUCTS
11.1

GERRESHEIMER shall be solely responsible for the ordering and supply of the relevant quantities of Materials necessary in order to manufacture the Products, and for the timely delivery of such Materials, in accordance with CLEARSIDE BIOMEDICAL’S Forecast Schedules and Firm Orders.

11.2

CLEARSIDE BIOMEDICAL may during the Term of this Agreement and after mutual agreement, provide certain Pharmaceutical Components to GERRESHEIMER. In such case, as gesture of goodwill on a voluntary basis and without acknowledging any legal obligations on behalf of GERRESHEIMER in connection therewith, GERRESHEIMER will visually inspect deliveries of Pharmaceutical Component as advised by CLEARSIDE MEDICAL and within three (3) Business Days notify CLEARSIDE BIOMEDICAL  in writing (with email being sufficient) of visual defects detected during such visual inspection, and will not use any Pharmaceutical Component that is subject to such visual defects without the prior written consent of CLEARSIDE BIOMEDICAL.

In case of any defect of such Pharmaceutical Component, GERRESHEIMER shall not be deemed to be in breach of this Agreement or otherwise be liable in any manner whatsoever for any failure or delay in performing its obligations under this Agreement caused by such defect. Any timeframes agreed and affected will be consequently postponed.

Notwithstanding anything else in this Agreement, the warranties in Clause 22.1 do not apply to, GERRESHEIMER makes no warranties with respect to, and GERRESHEIMER shall have no liability whatsoever to CLEARSIDE BIOMEDICAL for the Pharmaceutical Component (except to the extent that such are damaged or impaired during manufacture or due to GERRESHEIMER’s non-adherence to the agreed storage conditions regarding Pharmaceutical Component as set forth in the mutually agreed packaging specification due to GERRESHEIMER’s gross negligence or willful misconduct).

Notwithstanding anything else in this Agreement, CLEARSIDE BIOMEDICAL shall indemnify and hold GERRESHEIMER harmless from and against any and all claims of third parties arising out of the usage of the Pharmaceutical Component. For the sake of clarification this in particular includes without limitation claims and/or damages incurred by a third party due to a non-compliance with the standards set forth in this Agreement as well as liability for health damage or for loss or damage to any third party’s property and all claims, demands, proceedings and causes of action resulting directly therefrom. This indemnity also applies irrespective of the legal basis of a claim. The limitations of Clause 23.4 shall expressly not apply to this Clause 11.2

11.3

GERRESHEIMER shall at all times store and warehouse all Materials and Product manufactured by GERRESHEIMER pursuant to this Agreement (including the Quality Agreement) in premises that are secure, clean, and in line with industry

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

standard, Applicable Law, including cGMP, and the conditions mutually agreed between the Parties.
11.4

If GERRESHEIMER, acting reasonably, considers that a delivery of Materials which has been supplied by any supplier is Defective, GERRESHEIMER acting reasonably shall reject such delivery, and shall procure that substitute Materials complying with the Specification are promptly supplied by the relevant supplier in substitution.

12.	RESPONSIBLE PERSON

GERRESHEIMER shall employ a person accountable for approval and release of batches of Product as notified by GERRESHEIMER in writing to CLEARSIDE BIOMEDICAL. Any such person will be suitably trained, qualified and experienced in order to perform the role in accordance with  Applicable Laws, including cGMPs.

13.	TOOLING AND EQUIPMENT
13.1

The Parties shall agree on any new Equipment reasonably required for the manufacture the Product at the Manufacturing Site that shall be purchased. Where GERRESHEIMER sources new Equipment from a Third Party, CLEARSIDE BIOMEDICAL shall pay GERRESHEIMER for the actual cost of such Equipment on the same terms offered by the Third Party plus an additional sum for GERRESHEIMER’s time and resources in sourcing such Equipment, such additional sum to be agreed in advance in writing between the Parties in advance of GERRESHEIMER carrying out any such work in relation to such Equipment. Where Equipment is to be provided by GERRESHEIMER and not sourced from a Third Party, CLEARSIDE BIOMEDICAL shall reimburse GERRESHEIMER for the actual costs of GERRESHEIMER’s time and materials in creating such Equipment, such costs again to be agreed in advance in writing between the Parties in advance of GERRESHEIMER carrying out any such work or making any commitment to any Third Party in relation to such materials.

13.2

Title in the Equipment purchased or created by GERRESHEIMER shall pass to CLEARSIDE BIOMEDICAL on completion of payment due by CLEARSIDE BIOMEDICAL and GERRESHEIMER will mark all Equipment with appropriate plates identifying it as being owned by CLEARSIDE BIOMEDICAL, and maintain an asset register containing details of the Equipment. For the avoidance of doubt, as between CLEARSIDE BIOMEDICAL and GERRESHEIMER, CLEARSIDE BIOMEDICAL shall own all drawings and specifications for the Equipment necessary to effectively use, maintain, repair and/or modify the Tooling and Equipment (hereinafter referred to as “Documentation”) and as set forth in Schedule 4 to this Agreement.

GERRESHEIMER shall be obligated to deliver the Documentation upon the physical transfer of the Tooling and Equipment to CLEARSIDE BIOMEDICAL only to the extent they are in GERRESHEIMER’s possession; PROVIDED, HOWEVER, that GERRESHEIMER is not making any representation or warranty that, as between

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CLEARSIDE BIOMEDICAL and the Equipment manufacturer that CLEARSIDE BIOMEDICAL will become the owner of such Documentation.

13.3

GERRESHEIMER will maintain a lifetime record for each item of Equipment detailing all procedures carried out on the Equipment (including, without limitation, servicing, maintenance and parts changes) during the period of use by GERRESHEIMER at the Manufacturing Site.

13.4

GERRESHEIMER will use the Equipment exclusively for the manufacture and supply of the Product to CLEARSIDE BIOMEDICAL and CLEARSIDE BIOMEDICAL Affiliates, unless otherwise agreed in writing between the Parties. Without limiting the foregoing, the manufacturing line that incorporates the Equipment shall be dedicated to the use of manufacturing Product for and on behalf of CLEARSIDE BIOMEDICAL.

13.5

GERRESHEIMER will conduct at CLEARSIDE BIOMEDICAL’s sole cost routine maintenance of the Equipment and shall also be responsible for repair of the Equipment with all proven costs to be borne by CLEARSIDE BIOMEDICAL. For the avoidance of doubt GERRESHEIMER shall replace any wear parts and repair any damage caused by GERRESHEIMER’s negligent act or omission at its own cost. GERRESHEIMER undertakes to follow the technical specification for the use of the CLEARSIDE BIOMEDICAL Equipment and to use the CLEARSIDE BIOMEDICAL Equipment with all due and reasonable care.

13.6

Notwithstanding Clause 13.5, GERRESHEIMER will take responsibility for all repairs and relationship with the supplier of the Equipment for the period under which the Equipment is covered by a warranty, as specified in the respective Product Schedule (“Tooling & Equipment Warranty Period”). CLEARSIDE BIOMEDICAL expressly authorises GERRESHEIMER to exercise its rights with the supplier of the CLEARSIDE BIOMEDICAL Equipment in respect of such warranty. If repairs or changes to the Equipment need to be made that are not covered under the warranty or if the supplier of the Equipment rejects a warranty claim, CLEARSIDE BIOMEDICAL will discuss with the GERRESHEIMER what costs are payable.

13.7

Following expiry of the Tooling & Equipment Warranty Period, by the end of second quarter of each Year GERRESHEIMER agrees to make a proposal to CLEARSIDE BIOMEDICAL to address any complete overhauls and repairs (“Refurbishment Program”) to the CLEARSIDE BIOMEDICAL Equipment to be carried out specifying their respective cost, lead-time and capacity impact. Any agreed repair and/or refurbishment program shall be carried out by GERRESHEIMER at CLEARSIDE BIOMEDICAL’s sole cost, except where the repairs or refurbishment is necessitated by GERRESHEIMER’s wilful negligence or omission, in which case GERRESHEIMER shall be responsible for such costs. GERRESHEIMER shall not be deemed to be at fault as defined above if the repairs or refurbishments in question were a result of an explicit instruction from CLEARSIDE BIOMEDICAL to use such Equipment outside of its intended use or recommended purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.8

Spare parts for the Equipment shall be ordered by GERRESHEIMER before commercial production starts and shall be funded by CLEARSIDE BIOMEDICAL. Any spare parts used shall be replaced by GERRESHEIMER during the Tooling & Equipment Warranty Period at GERRESHEIMER’s cost and thereafter at CLEARSIDE BIOMEDICAL’s cost, in accordance with Clauses 13.6 and 13.7. Following expiry of the Tooling & Equipment Warranty Period, spare parts inventory shall be maintained at the same levels as prior to commercial production.

14.	REGULATORY COMPLIANCE
14.1

GERRESHEIMER shall respond in an effective and prompt manner to any questions of a regulatory nature relating to the Product, its manufacture or the Manufacturing Site raised either by CLEARSIDE BIOMEDICAL, its Affiliates (PROVIDED, HOWEVER, that such Affiliate is supplied with Products pursuant to Clause 4.8), or by a Regulator.  GERRESHEIMER shall within twenty-four (24) hours deliver to CLEARSIDE BIOMEDICAL any documentation received by Regulators alleging the Products, its manufacture or the Manufacturing Site is not in compliance with Applicable Laws, including cGMP.  GERRESHEIMER shall within twenty-four (24) hours notify CLEARSIDE BIOMEDICAL in writing of any proposed investigation or inspection by a Regulator of the Manufacturing Site and keep CLEARSIDE BIOMEDICAL reasonably updated about the progress of such investigation or inspection.  GERRESHEIMER shall within twenty-four (24) hours notify CLEARSIDE BIOMEDICAL if it receives any adverse event reports related to the Product.

14.2

GERRESHEIMER shall, at its sole cost and expense, obtain and hold all consents, authorizations, permits, certificates, licenses or approvals of, exemptions by, or filings or registrations with, any Regulator required for the performance of its obligations under this Agreement (“Consents”). At all times, GERRESHEIMER shall maintain and comply with all the Consents to permit the performance of its then current obligations under this Agreement.

14.3

GERRESHEIMER shall provide to CLEARSIDE BIOMEDICAL all documents and information requested by a Regulator in support of CLEARSIDE BIOMEDICAL’s regulatory filings. Upon the reasonable prior written request, GERRESHEIMER may in its sole discretion reasonably assist CLEARSIDE BIOMECIAL with regulatory filings of CLEARSIDE BIOMEDICAL’s licensees and Third Party collaboration partners, with all proven costs to be borne by CLEARSIDE BIOMEDICAL. For the avoidance of doubt, GERRESHEIMER shall have no obligation whatsoever to assist CLEARSIDE BIOMEDICAL with respect of the aforementioned licensees and Third Party collaboration partners.

14.4

GERRESHEIMER shall maintain, in accordance with and for the period required cGMPs, complete and adequate records pertaining to all activities in connection with, and facilities used for, the manufacture, generation, storage, testing, treatment, holding, transportation, distribution, or other handling or receiving of the Product or Materials.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.5

If GERRESHEIMER is notified that Product or the portion of the Manufacturing Site will be subject to an inspection by any Regulator including as part of the pre-approval inspection for the Product, GERRESHEIMER shall:

within twenty-four (24) hours advise CLEARSIDE BIOMEDICAL by telephone and email and provide all relevant information known to GERRESHEIMER regarding such investigation;

Fully cooperate with and allow any such inspection;

All inquiries related to Product or manufacturing process shall be copied to CLEARSIDE BIOMEDICAL within twenty-four (24) hours;

within twenty-four (24) hours send CLEARSIDE BIOMEDICAL a summary of any inspection report observations issued by any Regulator directly related to the manufacture, generation, processing, storage, transportation, distribution, treatment, disposal or other management of Product.

Respond to all inspection report observations by any Regulator and take all appropriate corrective actions required by such Regulator, in each case, within the timelines required by the Regulator.

15.	INTELLECTUAL PROPERTY RIGHTS
15.1

Each Party shall continue to own and/or control (as the case may be) its own Intellectual Property and Know-How existing prior to the Effective Date or generated independently of the services under this Agreement (“Background IP”).

15.2

For the term and sole purpose of this Agreement and solely to the extent necessary to fulfil the obligations arising out of this Agreement, CLEARSIDE BIOMEDICAL shall grant GERRESHEIMER and its Affiliates a worldwide, royalty free, fully-paid up and irrevocable for the term of this Agreement, non-exclusive licence to Background IP of CLEARSIDE BIOMEDICAL and its Affiliates.

15.3

The Parties agree that the manufacture of the initial Product specified on Schedule 2 in accordance with the Specifications referred to in Schedule 2 does not incorporate or otherwise involve the use of any GERRESHEIMER Results.  GERRESHEIMER undertakes all reasonable efforts not to incorporate any GERRESHEIMER Results into the Products.

However, if during the performance of the Agreement, GERRESHEIMER and CLEARSIDE BIOMEDICAL come to the conclusion that specific and specifically defined GERRESHEIMER Results might be useful in or for the manufacturing of the Product, GERRESHEIMER shall inform CLEARSIDE BIOMEDICAL and shall comprehensively disclose to CLEARSIDE BIOMEDICAL if and to what extent GERRESHEIMER wants to include into or use such GERRESHEIMER Results for the manufacture of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Product including conditions suggested for its use (including but not limited to the purpose and the amount of the license fee to be paid by CLEARSIDE BIOMEDICAL). CLEARSIDE BIOMEDICAL shall review such suggested conditions and if necessary discuss with GERRESHEIMER what would be the consequences of not using such specific GERRESHEIMER Results. If then CLEARSIDE BIOMEDICAL decides, in its own and sole discretion, that specific and specifically defined GERRESHEIMER Results shall be used in or for the manufacturing of the Product, then the Parties shall promptly negotiate in good faith an amendment to this Agreement which sets forth the licensed Gerresheimer Results, the license fee payable for the use of GERRESHEIMER Results and other reasonable and customary agreed-upon terms and conditions. If Gerresheimer incorporates GERRESHEIMER Results into a Product without such written agreement, CLEARSIDE BIOMEDICAL shall have an irrevocable, transferable, royalty-free license to utilize those GERRESHEIMER Results as necessary or helpful to commercialize the affected Product or Products.

15.4Without regard to inventorship GERRESHEIMER or its Affiliates (as the case may be) shall become the sole owner of all right, title and interest in and to all Intellectual Property relating to improvements to GERRESHEIMER Background IP and/or to any new manufacturing and/or production processes (or parts thereof) that is discovered in the course of this Agreement (“GERRESHEIMER Results”). CLEARSIDE BIOMEDICAL hereby agrees to, and does hereby assign all right, title and interest to GERRESHEIMER Results to GERRESHEIMER. For the avoidance of doubt CLEARSIDE BIOMEDICAL shall have no right to patent any of the GERRESHEIMER Results.  For the avoidance of doubt, GERRESHEIMER Results shall not include any CLEARSIDE BIOMEDICAL Results.

15.5

Without regard to inventorship, CLEARSIDE BIOMEDICAL shall become sole owner of all right, title and interest in and to all Intellectual Property relating to improvements to CLEARSIDE BIOMEDICAL Background IP and/or the Product discovered and/or generated in the course of this Agreement and that are not GERRSHEIMER Results (“CLEARSIDE BIOMEDICAL Results”). GERRESHEIMER hereby agrees to, and does hereby assign all right, title and interest to CLEARSIDE BIOMEDICAL Results to CLEARSIDE BIOMEDICAL. For the avoidance of doubt GERRESHEIMER shall have no right to patent any of the CLEARSIDE BIOMEDICAL Results.

15.6

GERRESHEIMER will promptly notify CLEARSIDE BIOMEDICAL in writing and with full details of any CLEARSIDE BIOMEDICAL Results or Product-  specific GERRESHEIMER RESULTS generated or acquired. Same applies vice versa in case CLEARSIDE BIOMEDICAL generates or acquires GERRESHEIMER Results.

16.	CUSTOMER COMPLAINTS AND RECALL GERRESHEIMER shall notify CLEARSIDE BIOMEDICAL’s Quality Manager by telephone and in writing without undue delay upon becoming aware of any problem relating to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Product which could reasonably have negative effects on CLEARSIDE BIOMEDICAL, including, but not limited to:
(a)	where any Product or its labelling may have been mistaken for or applied to another product;
(b)	where any Product may be affected by significant contamination, significant chemical, physical or any other change or deterioration;
(c)	where any Product is the subject of a complaint by a Third Party or customer; or
(d)	where any Product may not comply with the Specification.
16.2

Notwithstanding the provisions and procedures set forth in Clause 10 but in no way limiting CLEARSIDE BIOMEDICAL rights thereunder, CLEARSIDE BIOMEDICAL shall without undue delay notify GERRESHEIMER about any Products that are subject to a complaint by Third Parties including customers and, if available, send a reasonable quantity of the relevant suspected  Products to GERRESHEIMER and issue a written report of this suspected non-conformance.

16.3

If any of the circumstances described in Clause 16.1 above arise, whether notified to CLEARSIDE BIOMEDICAL or not, GERRESHEIMER shall take, at CLEARSIDE BIOMEDICAL’s written request and, except as otherwise stated herein, at CLEARSIDE BIOMEDICALs cost, all such reasonable acts as CLEARSIDE BIOMEDICAL may direct. If CLEARSIDE BIOMEDICAL deems that a recall of or other corrective action with respect to the Product or the Pharmaceutical Component (a “Recall”) is required, CLEARSIDE BIOMEDICAL shall notify GERRESHEIMER immediately in advance and without delay and both Parties shall promptly develop the Recall strategy and GERRESHEIMER shall provide all reasonably necessary cooperation to support the implementation of the Recall strategy. In the event that a Recall is caused by Agreed Defective Product, all reasonable direct costs of such Recall shall be borne by GERRESHEIMER. To the extent a Recall is caused in party by Agreed Defective Product and in part by some other reasons, the portion of the cost of the Recall shall be allocated to GERRESHIEMER based on its comparative fault.  For the avoidance of doubt where the Recall is not caused by Agreed Defective Product, CLEARSIDE BIOMEDICAL shall bear all costs of such Recall. For the avoidance of doubt CLEARSIDE BIOMEDICAL shall be obliged to use commercially reasonable efforts to mitigate any expenses or costs of such Recall. For the avoidance of doubt GERRESHEIMER’s compensation obligation pursuant to this Clause 16.3 shall be subject to the limitations on liability as set out in Clause 23.3.  Notwithstanding anything in this Clause to the contrary, the strategy with respect to, and any communications with the Regulators or other Third Parties associated with, any Recall of Product or the Pharmaceutical Component shall be conducted solely by CLEARSIDE BIOMEDICAL.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.4

Upon notification from CLEARSIDE BIOMEDICAL that it has received a complaint as described in Clause 16.1 (c) in respect of the Product, GERRESHEIMER will promptly and at its own expense conduct all such necessary internal investigations as may be reasonably necessary to determine the validity of such complaint. The initial findings of such investigations shall be reported in writing to CLEARSIDE BIOMEDICAL within fifteen (15) Business Days of the detailed original notification. In the case of a more detailed investigation being necessary, GERRESHEIMER shall promptly submit with due consideration a final report indicating the root cause and corrective/preventative actions. GERRESHEIMER.  For the avoidance of doubt, CLEARSIDE BIOMEDICAL shall have the sole right and authority to respond to any complaint made by a Third Party, and GERRESHEIMER shall not communicate with such Third Party without the prior written consent of CLEARSIDE BIOMEDICAL.

17.	DOCUMENTATION AND REPORTS

GERRESHEIMER shall complete the documentation relating to the manufacture of the Product in accordance with cGMP and any other agreed requirements of CLEARSIDE BIOMEDICAL.

18.	CONFIDENTIALITY
18.1	Any Confidential Information to be disclosed by the Disclosing Party to the Receiving Party in or as a result of the Agreement shall remain the Disclosing Party's property.
18.2	The Receiving Party shall not disclose (directly or indirectly) any Confidential Information of the Disclosing Party to, or permit it to be accessed by, any person except a Permitted User.
18.3

Each Party shall cause its Affiliates and Permitted Users to abide by the terms of this Agreement. Each Party shall be liable for the breach of this Agreement by any of its Affiliates and Permitted Users. In the event the Receiving Party becomes aware of any breach of this Agreement by it, its Affiliates or any of its Permitted Users, the Receiving Party shall promptly notify the Disclosing Party of such breach and all facts known to the Receiving Party regarding same.

18.4	The Receiving Party shall use, and shall cause its Affiliates and Permitted Users to use, the Confidential Information only for the purpose of this Agreement and for no other purpose whatsoever.
18.5	The duty of confidentiality, nondisclosure and non-use under this Clause owed in relation to the Confidential Information of the Disclosing Party shall not extend to any information which:
(a)	the Receiving Party thereof can show by competent proof that it knew prior to disclosure; or

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(b)	is or comes into the public domain other than in breach of this Clause; or
(c)	is obtained from a Third Party that is lawfully entitled to possession of such Confidential Information and is under no obligation of confidentiality to the Disclosing Party; or
(d)	was independently developed by or for the Receiving Party without any reference to, aid from or reliance upon the Confidential Information of the Disclosing Party.
18.6

If the Receiving Party is legally compelled to disclose Confidential Information of the Disclosing Party or the substance of this Agreement in connection with a legal or administrative proceeding with a requirement under Applicable Law, the U.S. Securities and Exchange Commission, the Nasdaq market or any other securities exchange or market, the Receiving Party shall give the Disclosing Party prompt notice of such request so that the Disclosing Party may seek an appropriate protective order or other remedy. If the Disclosing Party seeks a protective order or other remedy, the Receiving Party shall reasonably cooperate with and assist the Disclosing Party in such efforts, at the Disclosing Party’s expense.  Subject to any protective order obtained, the Receiving Party shall be permitted to disclose only that portion of Confidential Information which its legal counsel determines it is required to disclose.

18.7	The obligations of each Party in this Clause 18 shall survive for a term of five (5) Years the expiration or earlier termination, for any reason, of this Agreement.
18.8

Upon termination of this Agreement or earlier if requested by the Disclosing Party, the Receiving Party shall return or destroy, at the Disclosing Party’s own choice and at its sole discretion, all Confidential Information which it has in its possession or under its control, save that the Receiving Party can keep one (1) copy for compliance purposes. Notwithstanding anything to the contrary in this Agreement, the Receiving Party shall not be required to destroy any computer files stored securely by the Receiving Party that are created during automatic system back-up.

19.	INTENTIONALLY LEFT BLANK
20.	FORCE MAJEURE
20.1

Force Majeure shall mean any event beyond the control of the Party claiming the Force Majeure, which could not be reasonably foreseen at the time of the Effective Date of the Agreement. Force Majeure therefore may include without limitation any Act of God including, but not limited to, fire, earthquake, flood or other natural disaster, accidents or equipment failure which are not the fault of the Party relying upon such circumstances; act of any sovereign including, but not limited to, riot, war, invasion; acts of terrorism and any measures to combat terrorism; imposing of government sanctions embargo or similar action; law, judgment, order, decree, blockade; labour dispute including, but not limited to, strike, lockout or boycott;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

interruption or failure of utility service including, but not limited to, electric power, gas, water or telephone service; failure of the transportation of any personnel, equipment, machinery, supply of materials required by GERRESHEIMER for the purposes of this Agreement; other similar events.

20.2

If any Force Majeure occurs in relation to either Party which affects or may affect the performance of any of its obligations under this Agreement, it shall promptly notify the other Party in writing forthwith as to the nature and extent of the circumstances in question.

20.3

Neither Party shall be deemed to be in breach of this Agreement, or shall be otherwise liable to the other Party, by reason of any delay in performance, or the non-performance of any of its obligations hereunder, to the extent that the delay or non-performance is due to any Force Majeure of which it has duly notified the other Party, and the time for performance of that obligation shall be extended accordingly and reasonably (and in any event equal to the period of Force Majeure).

20.4

If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for a continuous period in excess of fifteen (15) Business Days, the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances.

20.5

If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for three (3) Months or more, consecutively during any one (1) Year period, then the other Party shall in its discretion have the right to terminate the Agreement forthwith upon written notice.

21.	INSPECTION / AUDIT RIGHTS
21.1

CLEARSIDE BIOMEDICAL shall have the right to inspect the Manufacturing Site from time to time with at least a six (6) month hiatus during the first two (2) full Years during the Term and at least a twelve (12) Month hiatus between such inspections (which can be shortened for critical issues) at normal business hours, upon at least fifteen (15) Business Days prior written notice (which can be shortened for critical issues) to GERRESHEIMER to ensure GERRESHEIMERs compliance with the terms of this Agreement and the Quality Agreement. Where CLEARSIDE BIOMEDICAL requires the inspection is to be undertaken by a designated Third Party GERRESHEIMER agrees to arrange for the audit to take place but CLEARSIDE BIOMEDICAL shall pay all the fees of the designated Third Party for such inspection; PROVIDED, HOWEVER, that such Third Party shall be duly authorized and shall be bound by the same confidentiality obligations as CLEARSIDE BIOMEDICAL and provided that such Third Party is not a competitor of GERRESHEIMER. Time of such inspections shall be mutually agreed upon by both Parties. For the avoidance of doubt, CLEARSIDE BIOMEDICAL shall be entitled

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to perform additional inspections in the event GERRESHIEMER has delivered Defective Product in two (2) or more deliveries in any consecutive twelve (12) Month period, or it has received reports from Regulator(s) that said Regulator(s) have audited GERRESHEIMER with respect to the Product and after such audit have concluded that the Manufacturing Site is not in compliance with Applicable Laws.

21.2

If after such inspections, CLEARSIDE BIOMEDICAL reasonably believes that GERRESHEIMER is in material violation of any of its obligations, warranties, covenants or representations under this Agreement, CLEARSIDE BIOMEDICAL may request additional information from GERRESHEIMER and if CLEARSIDE BIOMEDICAL reasonably considers such response as not being reasonably satisfactory, CLEARSIDE BIOMEDICAL may request GERRESHEIMER to implement certain changes or provide a written explanation of its unwillingness to implement such changes. GERRESHEIMER shall be required to consider implementing any requested changes but not to actually act upon or implement any changes that may have been requested. It shall be a satisfactory explanation either that GERRESHEIMER demonstrates that its processes comply with cGMP requirements, the relevant regulations and/or the Specifications.

21.3

GERRESHEIMER shall use reasonable efforts to cause its sub-contractors to provide the same access as set forth in Clause 21.1 In the event access is not granted to CLEARSIDE BIOMEDICALS, GERRESHEIMER may perform the audit on CLEARSIDE BIOMEDICALs behalf, with all incurring proven costs to be borne by CLEARSIDE BIOMEDIAL, and shall share the results of the audit with CLEARSIDE BIOMEDICAL, subject to compliance with confidentiality obligations.

22.	WARRANTIES AND INDEMNITY
22.1	GERRESHEIMER hereby represents and warrants that:
(i)	it is a corporation duly organised and validly existing and in good standing under the laws of its jurisdiction of organisation;
(ii)	it has the corporate power and authority to negotiate, execute, deliver and perform its obligations under this Agreement;
(iii)	the Product supplied hereunder shall conform to the Specifications;
(iv)	[***];
(v)	that the Product will be delivered free from any security, interest, lien or encumbrance;
(vi)	it shall comply with Applicable Laws;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii)	[***];
(viii)

GERRESHEIMER has not used, and will not use, in any capacity associated with or related to the manufacture of the Product, the services of any Persons who have been, or are in the process of being, (i) debarred under 21 U.S.C. § 335a(a) or (b) or any comparable laws of a foreign jurisdiction, or (c) excluded from participation in the Medicare program, any state Medicaid program or any other health care program. Furthermore, neither GERRESHEIMER nor any of its officers, employees, or consultants has been convicted of an offense under (a) either a federal or state law that is cited in 21 U.S.C. § 335(a) as a ground for debarment, denial of approval or suspension, (b) any other law cited in any comparable Applicable Laws as a ground for debarment, denial of approval or suspension.  GERRESHIEMER shall notify CLEARSIDE BIOMEDICAL immediately upon learning of any circumstance that would cause this certification under this Clause 22.1(viii) to become false or inaccurate.

22.2	[***].
22.3

The warranties set forth in Clause 22.1 above shall not apply to any Product that has been misused, neglected, improperly handled, stored, abused or used for any purpose other than the one for which it was manufactured.

22.4

THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW GERRESHEIMER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. GERRESHEIMER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES REGARDING THE PERFORMANCE, SAFETY OR EFFICACY OF THE PRODUCT IN COMBINATION WITH ANY PRODUCTS, AGENTS, DRUGS, COMPOUNDS OR COMPONENTS  OF CLEARSIDE BIOMEDICAL IN THE FINAL PHARMACEUTICAL PRODUCT OR THE PHARMCEUTICAL COMPONENT. CLEARSIDE BIOMEDICAL EXPRESSLY ACCEPTS THESE DISCLAIMERS.

22.5

GERRESHEIMER shall indemnify, defend, release and hold harmless CLEARSIDE BIOMEDICAL, its Affiliates, and their respective directors, employees, contractors and agents, from and against any and all actual Third Party claims, judgments, damages, losses, liabilities, penalties, suits, costs and expenses (including reasonable attorney’s fees and court costs) incurred after the Effective Date and to the extent arising out of or relating to: (a) a breach of this Agreement or the Quality Agreement by GERRESHEIMER; (b) the negligent or willful misconduct of by GERRESHEIMER, its Affiliates, or their respective employees, agents or contractors. For the sake of clarity, GERRESHEIMER shall not be responsible to indemnify, defend, release or hold harmless CLEARSIDE BIOMEDICAL as provided for above for that portion of any claims, judgments, damages, losses, liabilities, penalties, suits, costs or expenses for which CLEARSIDE bears contributory liability as agreed to by the Parties or determined by a court of competent jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.6

Subject to Clause 11.2, CLEARSIDE BIOMEDICAL shall indemnify, defend, release and hold harmless GERRESHEIMER, its Affiliates, directors, employees and agents or sub-contractors from and against any and all actual Third Party claims, judgments, damages, losses, liabilities, penalties, suits, costs and expenses (including reasonable attorney’s fees and court costs) incurred after the Effective Date and to the extent arising out of or relating to: (a); a breach of this Agreement or the Quality Agreement by CLEARSIDE BIOMEDICAL , or (b) the sale, distribution, supply, use or operation of the Product including, but not limited to, any claims resulting from filling, storing, packaging, testing, using or selling Product or relating to the adequacy of the labelling, warnings and instructions. For the sake of clarity, CLEARSIDE BIOMEDICAL shall not be responsible to indemnify, defend, release or hold harmless GERRESHEIMER as provided for above for that portion of any claims, judgments, damages, losses, liabilities, penalties, suits, costs or expenses for which GERRESHEIMER bears contributory liability as agreed to by the Parties or determined by a court of competent jurisdiction.

22.7

In the event that a Party (the “Indemnified Party”) receives a claim or demand from a Third Party in respect of a matter which is the subject of an indemnity under this Clause it shall give the other Party (the “Indemnifying Party”) written notice thereof as soon as reasonably practicable and shall permit the Indemnifying Party and its insurers the opportunity to assume direction and control of the defence against such claims, at its sole expense, including without limitation, the selection of counsel to the extent that the Indemnified Parties’ liability is not thereby invoked.

22.8	The Parties shall cooperate with one-another and their insurers in the disposition of any such matter.
22.9	[***].
22.10	[***].
23.	LIMITATIONS ON LIABILITY
23.1	Neither Party excludes or limits liability to the other Party for:
(a)	fraud or fraudulent misrepresentation;
(b)	death or personal injury caused by negligence or willful misconduct ; or
(c)	any matter in respect of which it would be unlawful for the Parties to exclude liability.
23.2	[***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.3

Subject to Clause 23.1, in no event shall the collective and aggregate liability of GERRESHEIMER and its Affiliates to CLEARSIDE BIOMEDICAL and its Affiliates for all claims under this Agreement, and any renewals or extensions thereof, whether in connection with a warranty claim, a Recall, an indemnity claim, a combination thereof, or otherwise, and whether arising under contract, warranty, tort (including negligence), strict liability, product liability, a combination thereof, or any other theory of liability or indemnification [***].

23.4

Subject to Clause 23.1 and subject to Clause 11.2, in no event shall the collective and aggregate liability of CLEARSIDE BIOMEDICAL or CLEARSIDE BIOMEDICAL Affiliates to GERRESHEIMER and its Affiliates for all claims under this Agreement, and any renewals or extensions thereof, whether in connection with a warranty claim, a Recall, an indemnity claim, a combination thereof, or otherwise, and whether arising under contract, warranty, tort (including negligence), strict liability, product liability, a combination thereof, or any other theory of liability or indemnification [***].

24.	INSURANCE

GERRESHEIMER shall maintain at its own cost full and sufficient Third Party, product liability, product recall insurance with a reputable insurance company for a value of at least [***] and on written request shall provide to CLEARSIDE BIOMEDICAL a copy of the certificate of the said insurance.

25.	TERMINATION AND CONSEQUENCES OF TERMINATION
25.1	In the event that either Party should be in material breach of this Agreement (being a single event or series of events that are together defined as a material breach) and either:
(a)

the breach is capable of remedy and the breaching Party has failed to substantially remedy the breach within sixty (60) days of written notice specifying the breach and requiring the same to be remedied; or

(b)	the breach is not capable of remedy within sixty (60) days from the receipt of written notice specifying the breach and requiring the same to be remedied; then the non-breaching Party may without prejudice to any other rights or remedies which may be available to it terminate this Agreement with immediate effect by giving written notice of termination to the breaching Party.

25.2

If one Party shall compound or make any arrangement with its creditors, or an insolvency administrator is appointed over all or any part of its assets or goes into liquidation (whether voluntary or otherwise) save as part of a bona fide reconstruction not involving insolvency or shall take or suffer to be taken any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

similar action as a result of its inability to pay its debts or its insolvency it shall promptly so notify the other Party in writing giving particulars of the circumstances whereupon the other Party may terminate the Agreement immediately by written notice. For the avoidance of doubt the other Party may terminate the Agreement upon the occurrence of any of the circumstances described in this Clause 25.2 notwithstanding that Party may not have given notice to the other Party as required.

25.3	If at any time during the term of the Agreement there shall be any Change of Control of a Party or in case of Clearside, of an Affiliate party to an Affiliate Agreement pursuant to Clause 4.8:
(i)

The Party shall immediately so notify the other Party in writing. GERRESHEIMER shall confirm promptly after receipt of a Change of Control notification whether CLEARSIDE BIOMEDICAL is still covered by GERRESHEIMER’s trade credit insurance after such Change of Control. If CLEARSIDE BIOMECDICAL is not covered by GERRESHEIMER’s trade credit insurance, then GERRESHEIMER shall sell (and/or Deliver) any Products to CLEARSIDE BIOMEDICAL or fulfil or accept any Purchase Orders only upon receipt of a payment security from CLEARSIDE BIOMEDICAL by means of a payment guarantee of CLEARSIDE BIOMEDICAL or a bank guarantee of an internationally business bank rated with triple B; and

(ii)

Either Party may upon receiving notice or otherwise becoming aware of a Change of Control of the Party have the right, exercisable within ten (10) days after receipt of notice or becoming aware, to terminate the Agreement by notice in writing to the Party; PROVIDED, HOWEVER, that such Party may only terminate this Agreement upon a Change of Control of the other Party if it considers, acting reasonable, that such Change of Control is prejudicial to its interests; PROVIDED FURTHER, HOWEVER, that such termination shall become effective twenty four (24) Months from the date of the Change of Control notice, unless the Parties mutually agree in writing on a shorter period of time. With respect to GERRESHEIMER, such Change of Control shall always be deemed prejudicial, if CLEARSIDE BIOMEDICAL’s acquiror’s primary business is in direct competition with GERRESHEIMER (it being understood that for the avoidance of doubt, such acquirer of CLEARSIDE BIOMEDICAL shall not be construed as having a primary business in direct competition with GERRESHEIMER by virtue of the fact that it manufactures the Product by itself for use with its own pharmaceutical products). The same terms and conditions shall apply to agreements pursuant to Clause 4.8.

25.4

If CLEARSIDE BIOMEDICAL ceases to sell the final pharmaceutical product which incorporates Product supplied under this Agreement, CLEARSIDE BIOMEDICAL may terminate this Agreement on giving thirty (30) days prior written notice if it is ceasing to sell the Product as a result of a market withdrawal in the USA by requirement of a Regulator, and three (3) Month prior written notice in any other circumstances. In case CLEARSIDE BIOMEDICAL’s decision is due to significant

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

technical, or any regulatory reasons with respect to the Product, CLEARSIDE BIOMEDICAL shall notify GERRESHEIMER immediately upon learning of such technical or regulatory impact, and, as appropriate, work together with GERRESHEIMER to remedy such impact during the notice period.

25.5	The applicable Party may terminate this Agreement in accordance with Clause 20.5 (Force Majeure).
25.6	Either Party may terminate this Agreement by electing not to renew the Agreement in accordance with Clause 2.
25.7

For the avoidance of doubt in the event of any termination of this Agreement, the respective Product Schedules will terminate, unless the Parties expressly agree in writing that the terms of this Agreement shall continue to apply to a Product Schedule following termination of this Agreement.

25.8

On termination of the Agreement, GERRESHEIMER shall, not later than forty five (45) Business Days after CLEARSIDE BIOMEDICAL’s prior written request but at CLEARSIDE BIOMEDICALs cost deliver to CLEARSIDE BIOMEDICAL (or as CLEARSIDE BIOMEDICAL shall direct) all quantities of the Product already produced (based on the agreed Selling Prices in the Product Schedule), semi- finished Products (based on the purchase price of the Materials plus manufacturing costs, and where available such costs shall be those identified in the cost breakdown in the Product Schedule), the Material and consumables (purchase price of the Materials plus [***] where available such price can be that identified in the cost breakdown in the Product Schedule), in its possession for the binding quantities for the next six (6) Months in the most recent Forecast Schedule or as otherwise agreed.

25.9

For the avoidance of doubt, upon termination of this Agreement by GERRESHEIMER pursuant to Clauses 25.1 or 25.2 or by CLEARSIDE BIOMEDICAL pursuant to Clause 25.4, CLEARSIDE BIOMEDICAL shall be obliged to reimburse GERRESHEIMER for all binding quantities for the next six (6) Months in the most recent Forecast Schedule or as otherwise agreed, provided they are not Agreed Defective Products.

25.10

In the event CLEARSIDE BIOMEDICAL terminates this Agreement pursuant to Clause 25.1, GERRESHEIMER shall, at its sole cost, provide reasonable assistance to CLEARSIDE BIOMEDICAL in the technical transfer of the manufacturing equipment to CLEARSIDE BIOMEDICAL’s or a Third Party’s manufacturing facility designated by CLEARSIDE BIOMEDICAL and shall grant to CLEARSIDE BIOMEDICAL a fully paid up non-exclusive worldwide license, with the limited right to grant sub-license to only such THIRD PARTY manufacturer, under the licensed GERRESHEIMER Results pursuant to Clause 15.3, or if not applicable, to new manufacturing and/or production processes relating directly to the Product required to use, sell, make and have made the affected Products (hereinafter

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

referred to as “Licensed IP”); PROVIDED, HOWEVER, that the license granted hereunder shall be effective only during the period of time of the supply of Products by said THIRD PARTY manufacturer (such period is hereinafter referred to as a “License Period”) and CLEARSIDE BIOMEDICAL shall not exercise its rights to use, sell, make or have made the Products or to utilize the Gerresheimer Results pursuant to such license other than during such a License Period. In all other cases and after the License Period if CLEARSIDE BIOMEDICAL desires that a THIRD PARTY manufacturer shall manufacture the Product by using Gerresheimer Results licensed pursuant to this Clause or pursuant to Section 15.3, CLEARSIDE BIOMEDICAL shall pay to GERRESHEIMER the licence fee, royalties or other amounts as negotiated between the Parties pursuant to Section 15.3 for as long as such manufacture continues.

In all other cases of CLEARSIDE BIOMEDICAL terminating this Agreement for whatever reasons GERRESHEIMER shall in general provide reasonable assistance to CLEARSIDE BIOMEDICAL to effect a complete transfer of the process of the manufacturing of the Product to another manufacturing site of CLEARSIDE BIOMEDICEAL’s choice. CLEARSIDE BIOMEDICAL shall reimburse GERRESHEIMER for any actual and duly documented costs incurred in providing such assistance on a time and material basis.

25.11

With effect from termination of the Agreement, the Parties shall not make any use for any purpose whatsoever of any Intellectual Property which is the property of other Party except as it is expressly mentioned in this Agreement.

25.12

For the avoidance of doubt the Parties expressly acknowledge that any termination of this Agreement for whatever reason shall  not affect the effectiveness of any corresponding agreement pursuant to Clause 4.8 unless as otherwise agreed by the Parties in writing.

25.13

Following effectiveness of termination of the Agreement, CLEARSIDE BIOMEDICAL may remove the CLEARSIDE BIOMEDICAL Equipment from the Manufacturing Site (Removal). GERRESHEIMER shall, at the request of CLEARSIDE BIOMEDICAL, after prior written notification and without interruption of GERRESHEIMER’s business operations exceeding what is reasonably necessary to perform such Removal:

(A)	grant CLEARSIDE BIOMEDICAL access to the Manufacturing Site during normal business hours;
(B)	identify the CLEARSIDE BIOMEDICAL Equipment located within the Manufacturing Site; and
(C)	permit CLEARSIDE BIOMEDICAL to remove such Equipment.
25.14	The costs incurred by CLEARSIDE BIOMEDICAL in any removal of the CLEARSIDE BIOMEDICAL Equipment pursuant to this Clause 25 and, should the removal

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

directly result in any material damage to the Manufacturing Site or the CLEARSIDE BIOMEDICAL Equipment, the costs relating to the repair of the Manufacturing Site or the CLEARSIDE BIOMEDICAL Equipment (excluding damages caused by the negligence of a Party which shall be borne by that Party), shall be borne as follows:

(a)	in cases where CLEARSIDE BIOMEDICAL terminates pursuant to Clauses 25.1 (GERRESHEIMER material breach);25.2 (GERRESHEIMER insolvency); 25.3 (GERRESHEIMER Change of Control), by GERRESHEIMER; or
(b)	in cases where either Party terminates in accordance with Clause 20.5 (Force Majeure) equally by both Parties; or
(c)

in cases where GERRESHEIMER terminates pursuant to Clause 25.1 (CLEARSIDE BIOMEDICAL material breach); 25.2 (CLEARSIDE BIOMEDICAL insolvency); 25.3 (CLEARSIDE BIOMEDICAL Change of Control), by CLEARSIDE BIOMEDICAL.

The Parties shall use their reasonable endeavours to minimise all such costs.

26.	WAIVER

No waiver or forbearance by either Party in enforcing any of its rights under this Agreement shall prejudice or affect the ability of the said Party to enforce such rights or any of its other rights at any time in the future. No waiver shall be effective unless in writing and signed by the Party concerned.  For the avoidance of doubt it is agreed that a waiver of a right on one occasion shall not constitute a waiver of the same right in the future.

27.	NOTICE

Other than as expressly provided for herein or in the Quality Agreement, any notice given in accordance with this Agreement shall be in writing in English and shall be properly served if sent by registered mail, email, or delivered by hand to the address of either Party as set out in this Agreement. Notices shall be deemed to have been served: (a) seven (7) Business Days after the date of deposit if sent by registered mail; or (b) on the next Business Day after being sent by email; or (c) if delivered by hand, on the date of delivery.

GERRESHEIMER Contacts:

GerresheimerRegensburg GmbH

###

###

Medical Systems

Oskar-von-Miller-Strasse 6

92442 Wackersdorf

Germany

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Copy to

Gerresheimer Regensburg GmbH

Head of Legal Affairs

Kumpfmuehler Strasse 2

93047 Regensburg

Germany

COMPANY Contacts:

Clearside Biomedical, Inc.

900 North Point Parkway, Suite 200

Alpharetta, GA 30005

Attention: Chief Executive Officer

email: daniel.white@clearsidebio.com

Copy to:

Hutchison PLLC

3110 Edwards Mill Road, Suite 300

Raleigh, NC 27612

Attn:  William N. Wofford

email: bwofford@hutchlaw.com

28.	SURVIVAL OF RIGHTS DUTIES AND OBLIGATIONS
28.1

Termination or expiry of this Agreement shall not release either Party hereto from any liability or right of action which at the time of termination has already accrued to either Party hereto or which may thereafter accrue in respect of any act or omission prior to such termination. Such rights shall include but not be limited to the recovery of any monies due hereunder,

28.2

Any provision of this Agreement which by its very nature imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.  Without limiting the foregoing, expiration or earlier termination of the Agreement shall be without prejudice to the continuation in force of Clauses 10, 14, 15, 16, 17, 18, 22, 23, 25, 26, 27, 28, 38 and 39.

29.	RELATIONSHIP OF THE PARTIES

Each Party is an independent contractor and neither is the agent of the other. Except as is specifically provided in this Agreement neither Party is authorised to incur any expenditure or cost for the other without the written consent of that Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.	ASSIGNMENT

The Parties’ rights and obligations under this Agreement may not be assigned in whole or in part without the prior written consent of the other Party (such consent not to be unreasonably withheld). Notwithstanding the foregoing, either Party may, even without the consent of the other Party, assign this Agreement or any of its rights or obligations (i) to any of its Affiliates, or (ii) in connection with a sale or transfer of all or substantially all of such Party’s business or assets relating to the subject matter of this Agreement, whether by merger, sale of assets or otherwise; PROVIDED, HOWEVER, that such Party’s rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and PROVIDED FURTHER that if in case of CLEARSIDE BIOMEDICAL said Affiliate or Third Party’s primary business is in direct competition with GERRESHEIMER, then GERRESHEIMER is entitled to terminate this Agreement in its sole discretion upon at least twenty four (24) Month written notice to CLEARSIDE BIOMEDICAL.

31.	SUB-CONTRACTORS

GERRESHEIMER may not delegate or otherwise sub-contract its obligations under this Agreement without the prior written consent of CLEARSIDE BIOMEDICAL, such consent not to be unreasonably withheld or delayed. For the avoidance of doubt GERRESHEIMER may, in its sole discretion, sub-contract its rights and obligations under this Agreement to any of its Affiliates in which case GERRESHEIMER shall remain responsible for the performance of its Affiliates.

32.	SOLE AGREEMENT
32.1

This Agreement represents the entire agreement between the Parties and supersedes and extinguishes all previous agreements and negotiations between the Parties in respect of the subject matter hereof and shall apply to the exclusion of all other standard conditions of sale or purchase, whether written, oral, express or implied which the Parties may purport to apply or which are endorsed upon any correspondence or documents issued by one Party irrespective of their date of communication to the other Party.

32.2

Each Party acknowledges that in entering into this Agreement, it is not relying upon any statement, draft, agreement, undertaking, warranty, promise, assurance or arrangement of any nature whatsoever, whether written or otherwise, relating to the subject matter of this Agreement made by any person prior to the date of this Agreement which is not set out in this Agreement.  Except in the case of fraud, no Party shall have any right of action against the other Party arising out of or in connection with any such statement, except to the extent it is repeated in this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.3

In the event of any conflict with, or inconsistency between any term or provision of this Agreement and any term or provision of its Schedules or other agreements entered into pursuant to it, the term or provision of this Agreement shall prevail.

33.	EXPENSES

Each Party shall pay all of its own fees and expenses (including all legal, accounting and other advisory fees) incurred in connection with the negotiation and execution of this Agreement.

34.	AMENDMENTS

No modification or amendment of this Agreement shall be valid or binding upon the Parties hereto unless made in writing and duly executed on behalf of both of the Parties by their respective duly authorised officers. This also applies to any waiver of the aforementioned written form requirement. Any modifications to the Specifications shall be agreed to in writing by both Parties. The last agreed version shall automatically supersede the previous one.

35.	SEVERABILITY

Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality, or enforceability of any other clause or portion of this Agreement shall not be affected thereby to the exclusion of all other remedies.

If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement. To the fullest extent permitted by Applicable Law and if the rights and obligations of any Party will not be materially and adversely affected all other provisions of this Agreement shall remain in full force and effect and the Parties shall use their commercially reasonable efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

36.	ETHICAL STANDARDS AND HUMAN RIGHTS
36.1	Unless otherwise required or prohibited by law, GERRESHEIMER warrants, to the best of its knowledge, in relation to the supply of Product or services under the terms of this Agreement to:
(i)	provide employees with at least an amount of income necessary to meet their basic needs;
(ii)	provide employees with the right to rest;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	protect employees against discrimination in the workplace;
(iv)	protect employees against coercion and degrading treatment;
(v)	respect employees’ right to freedom of association;
(vi)	uphold the effective abolition of child labour;
(vii)	provide employees safe and healthy working conditions;
(viii)	protect and improve the environment; and
(ix)	work against corruption in any form.
36.2

GERRESHEIMER is responsible for controlling its own supply chain and will encourage compliance with ethical standards and human rights by any subsequent supplier of goods and services that are used by GERRESHEIMER when performing its obligations under this Agreement.

37.	COUNTERPARTS
37.1	This Agreement may be executed in any number of counterparts, and by the Parties in separate counterparts, but shall not be effective until each Party has executed at least one counterpart.
37.2	Each counterpart shall constitute an original of this Agreement, but all counterparts shall together constitute but one and the same instrument.
38.	DISPUTE RESOLUTION
38.1

If either Party believes that there is a dispute between the Parties arising out of or in connection with this Agreement, including, without limitation, any non-contractual disputes or claims or any question regarding its existence, validity or termination (a “Dispute”), such Party may serve written notice on the other Party setting out details of the Dispute and the reasons why the Party serving the notice believes that the Dispute has arisen (a “Notice of Dispute”). Upon service of a Notice of Dispute, the Dispute shall be referred:

(i)

first to representatives of each Party with day-to-day responsibility for the management of matters relating to this Agreement, who shall discuss by phone or meeting at a mutually acceptable time and place and endeavour to resolve the Dispute (each acting reasonably and in good faith) within 5 (five) Business Days after service of the Notice of Dispute; and

(ii)	failing resolution of the Dispute in accordance with the abovementioned, to the XXXXXXXX for GERRESHEIMER and the Chief Executive Officer for CLEARSIDE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BIOMEDICAL, who shall discuss by phone or meeting at a mutually acceptable time and place (the “Senior Representatives’ Meeting“) and endeavour to resolve the Dispute (each acting reasonably and in good faith) within 20 (twenty) days after the proceedings in accordance with Clause 38.1 (i).

38.2

If a Dispute has not been resolved within 20 (twenty) days after the Senior Representatives’ Meeting, the Parties may, subject to Clause 39 below, take any action available to them at law, provided that the Parties may at any time seek a injunctive injunctive relief or other preliminary measures from a competent court provided that the final settlement is reserved for the court of arbitration pursuant to Clause 39.2.

39.	GOVERNING LAW AND JURISDICTION
39.1

This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in all respects in accordance with the laws of  [***], excluding any conflicts or choice of law rules or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. For the avoidance of doubt the provisions of the United Nations Convention for the International Sale of Goods (CISG) are explicitly excluded.

39.2

In relation to any legal action or proceedings to enforce this Agreement or any agreement pursuant thereto the Parties agree that all disputes arising out of or in connection with the present contract shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (ICC) by one or more arbitrators appointed in accordance with the said Rules of Arbitration. The procedural law of [***] shall apply where the Rules of ICC are silent. The place of arbitration shall be [***], and the language of correspondence and the proceedings shall be conducted in English language. The costs of the arbitration court shall be borne by the unsuccessful Party, and each Party shall bear in full its own part of all other costs however arising. The Parties agree to accept the decision of the court of arbitration as final and binding on both of them, to the exclusion of all other remedies. Nothing in this Clause 39.2 shall be construed as limiting the right of the Parties to seek an injunctive relief or other preliminary measures from a competent court, provided that the final settlement is reserved for the court of arbitration.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF the Parties hereto have caused their duly authorised representatives to sign this Agreement on their behalf the day and year first before written.

SIGNED BY for and on behalf of Clearside Biomedical, Inc Date May 8, 2018 Signed /s/ Daniel H. White Daniel H. White Title President and CEO	SIGNED BY for and on behalf of Gerresheimer Regensburg GmbH Date May 8, 2018 Signed /s/ Illegible Illegible TitleIllegible Date May 8, 2018 Signed /s/ Illegible Illegible TitleIllegible

SCHEDULES

Schedule 1 – Product Schedule Template

Schedule 2 – Product Schedule

Schedule 3 – Quality Agreement

Schedule 4 – Documentation Regarding Tooling and Equipment

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1

PRODUCT SCHEDULE TEMPLATE

1.	LEGAL ENTITIES (CLEARSIDE BIOMEDICAL & GERRESHEIMER) for orders
2.	DEVICE NAME
3.	CLEARSIDE BIOMEDICAL PHARMA PRODUCT IN WHICH PRODUCT/DEVICE IS USED
4.	GERRESHEIMER MANUFACTURING SITE(S)
5.	CLEARSIDE BIOMEDICAL DELIVERY SITE(S)
6.	DELIVERY TERMS / INCO TERMS
7.	DEVICE SHELF LIFE
8.	LEAD-TIME FOR DELIVERIES
9.	PRODUCT SPECIFICATION
a.	Description
b.	Manufacturing standards
c.	Packaging (if applicable), storage
d.	Specific quality standards (in addition to those set out in the general QA)
10.	PERFORMANCE STANDARDS
a.	Quality
b.	Delivery
11.	CLEARSIDE BIOMEDICAL EQUIPMENT
a.	List of CLEARSIDE BIOMEDICAL Equipment
b.	Payment schedule for CLEARSIDE BIOMEDICAL Equipment
c.	Tooling & Equipment Warranty period (inc wear parts not covered by the piece cost)
d.	Annual / Sprint Capacity (including lead time for capacity changes)
12.	PRICING
a.	Currency of orders and invoices
b.	Exchange Rate

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.	Selling Price
d.	Raw Material prices
e.	Minimum order quantities
f.	Idle Costs
13.	CLEARSIDE BIOMEDICAL Purchase Commitment (if different from standard 3 months Firm Orders)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2

PRODUCT SCHEDULE

1.	LEGAL ENTITIES (CLEARSIDE BIOMEDICAL & GERRESHEIMER) for orders

Clearside Biomedical, LLC

900 North Point Parkway
Suite 200
Alpharetta, GA  30005

Gerresheimer Peachtree City (USA), L.P.
650 Highway 74 South
Georgia 30269 Peachtree City, USA

2.	DEVICE NAME

Clearside Microinjector Kit.

3.	CLEARSIDE BIOMEDICAL Device Description and Use
a.	[***]
b.	Device Use – The final device is used to deliver pharmaceutical agents to the Suprachoroidal space of the eye.

4.	CRITICAL MANUFACTURING SITE(S)

[***]

5.	CLEARSIDE BIOMEDICAL DELIVERY SITE(S)

[***]

6.	DELIVERY TERMS / INCO TERMS

[***]

7.	DEVICE SHELF LIFE

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	LEAD-TIME FOR DELIVERIES

[***]

9.	PRODUCT SPECIFICATION
a.	Description
The Microinjector is a sterile, hand-held device [***] designed for Suprachoroidal injection of Clearside Biomedical drug products. [***].
b.	Manufacturing standards

ISO 14644-1 Class 8

c.	Packaging, storage,

[***]

d.	Specific quality standards (in addition to those set out in the general QA)

NA

10.	PERFORMANCE STANDARDS

[***]

As per the Supply Agreement Section #6

11.	CLEARSIDE BIOMEDICAL EQUIPMENT
a.	List of CLEARSIDE BIOMEDICAL Equipment – to be updated by an attachment as additional equipment is received
i.	[***]
ii.	[***]
iii.	[***]

b.	Payment schedule for CLEARSIDE BIOMEDICAL Equipment
i.	[***]
ii.	Automation – Complete per Quotation
1.	[***]
2.	[***]
3.	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	[***]

Payment terms set forth above are under the condition prerequisite that proper credit insurance is approved or a bank guarantee has been provided by Clearside. In the case that Clearside does not meet Gerresheimer Credit Requirements; all project costs will be pre-payment in advance of work performed or assets ordered.

c.	Tooling & Equipment Warranty period (including wear parts not covered by the piece cost to be quoted and detailed)

[***]

d.	Annual / Sprint Capacity (including lead time for capacity changes)

[***]

12.	PRICING
a.	Currency of orders and invoices
i.	USD
b.	Exchange Rate
i.	Fixed on a monthly basis; no change if FX rate changes [***] or less

c.	Selling Price

[***]

[***]

13.	Volume Forecast
i.	[***]
a.	[***]
b.	[***]

Note:  [***]

Exchange rate: 1.00 Euro = $1.1993 USD (Jan2018)

[***]

[***]

Additional packaging or alternate shipper totes etc. are not included.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Current shipping configuration: [***]

[***]

To be updated once all PQs have been passed and serial production has started for all parts, including purchased parts

Minimum order quantities [***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3

QUALITY AGREEMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

Supplier Agreement
Supplier Quality Agreement

This Quality Agreement (“Agreement”) is made and entered into this 8th day of May, 2018 (the “Effective Date”) by and between Clearside Biomedical, Inc. (herein, “CLEARSIDE BIOMEDICAL”) a Delaware incorporated company with offices at 900 North Point Parkway, Suite 200, Alpharetta, GA 30005 and Gerresheimer Regensburg GmbH (herein referred to as “GERRESHEIMER”) a company incorporated under laws of Germany and having its registered office at Kumpfmühler Straße 2, 93047 Regensburg, Germany.

1.	PURPOSE

This Agreement defines certain quality assurance requirements and establishes certain roles and responsibilities of the participating parties.  It is being entered into pursuant to the Supply Agreement.

2.	SCOPE

This Agreement covers the manufacturing, packaging, testing, storage, and release for each clinical or commercially saleable Product made for CLEARSIDE BIOMEDICAL by GERRESHEIMER pursuant to the Supply Agreement.

GERRESHEIMER and CLEARSIDE BIOMEDICAL shall have shared responsibility for the performance of activities under their respective Quality Management Systems (QMS) as expressly defined within this Agreement.

3.	TERMS OF AGREEMENT

In the event of conflict between the terms of this Agreement and the terms of the Supply Agreement, the Supply Agreement controls.  The terms and duties created herein shall supplement, but never supersede, those of the Supply Agreement.

4.	DEFINITIONS

“Supply Agreement” means that agreement entered into by the parties and made effective 8th day of May, 2018

Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Supply Agreement.  All other terms used but not defined in the Supply Agreement or this Agreement shall have the meaning given to them according to cGMP or in the standard promulgated by the International Organization for Standardization (the “ISO Standards”), as applicable.

5.	GENERAL RESPONSIBILITIES

CLEARSIDE BIOMEDICAL and GERRESHEIMER shall adhere to the terms as specified in this Agreement. Both parties shall promptly inform the other of any conflicts with the commitments, as stated, and work amicably towards resolution.

All manufacturing, quality assurance and quality control operations shall be according to cGMP and ISO 13485.  The Parties agree that compliance with certain aspects of ISO 13485 is a matter of interpretation and that the Parties will work together in good faith to resolve any differences in interpretation of the regulations.  This Agreement covers certain quality assurance aspects of manufacturing, packaging, testing, storage and release for Product made for CLEARSIDE BIOMEDICAL by GERRESHEIMER.

6.	QUALITY SYSTEMS
6.1	Establishment of Quality Systems

Quality systems shall be established, documented and maintained by and at GERRESHEIMER as a means of ensuring that Product conforms to Specifications.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

6.2	Technology Changes / Change Control

GERRESHEIMER shall have a system for changes that shall be approved in writing by CLEARSIDE BIOMEDICAL. These changes include components, primary packaging materials, labeling, suppliers (manufacturer of components/primary packaging materials), product formulation, manufacturing process, in-process and finished product requirements, CLEARSIDE BIOMEDICAL specific analytical test methods, and release requirements.  See Sections 3.3 and 3.4 of the Supply Agreement for further obligations with respect to changes.

6.3	Deviations

CLEARSIDE BIOMEDICAL must be notified within 2 business days of deviations and /or non-conformances and CLEARSIDE BIOMEDICAL must approve any deviations and/or non-conformance that will affect the process or product quality if Gerresheimer wants to use deviated Product.  Such approval shall be in CLEARSIDE BIOMEDICAL’s sole discretion.  If deviated or non-conforming Product is rejected, returned, or disposed, CLEARSIDE BIOMEDICAL will not be notified; however any delay in delivery of finished Product will be communicated.

6.4	Qualifications and Training

Procedures shall be established by GERRESHEIMER to ensure that all personnel have adequate combination of education, experience and training to perform job functions.

6.5	Identification & Traceability

GERRESHEIMER shall maintain a system to assure the proper acceptance and identification of components, packaging materials, in-process materials and finished Product throughout manufacturing, packaging and warehousing.  Records shall be maintained to allow for the traceability of the specific lots of components and packaging materials used in a particular finished Product lot.

7.	REGULATORY
7.1	Manufacture

GERRESHEIMER shall manufacture, package and/or test products in accordance with the obligations of the Supply Agreement and this Agreement, and in accordance with 21 CFR Part 820 and ISO 13485 to meet the defined specifications provided by CLEARSIDE BIOMEDICAL.

7.2	Regulatory Documentation

CLEARSIDE BIOMEDICAL is responsible for defining the regulatory documentation to be maintained at GERRESHEIMER and what will be required to be sent to CLEARSIDE BIOMEDICAL.

7.3	Regulatory Filings

CLEARSIDE BIOMEDICAL is responsible for submission, maintenance, approvals and updates/ amendments to regulatory filings for finished Product.

7.4	Label Copy Approval / Label Usage

CLEARSIDE BIOMEDICAL shall have responsibility for Label Copy approval. CLEARSIDE BIOMEDICAL shall provide GERRESHEIMER Purchasing with approved label copy. GERRESHEIMER shall use only labels and labeling in compliance with standards/Specifications provided by CLEARSIDE BIOMEDICAL.

7.5	Audits

(a)  CLEARSIDE BIOMEDICAL Audits for assessment of GERRESHEIMER Quality Systems - See Section 21 of the Supply Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

(b)  Regulatory Audits - See Section 14 of the Supply Agreement.

7.6	Recalls- See Section 16.3 of the Supply Agreement.
7.7	Product Complaints – See Section 16 of the Supply Agreement.
7.8	Medical Device Reporting

CLEARSIDE BIOMEDICAL shall have responsibility for and shall process all Medical Device Reports (MDRs) or Incidents received on the Product in accordance with federal and/ or international regulations. GERRESHEIMER is responsible for notifying CLEARSIDE BIOMEDICAL immediately of any MDRs they may receive directly.

7.9	Device Listing/Registration

CLEARSIDE BIOMEDICAL shall be responsible for meeting all Device Listing filing requirements related to the product.

8.	SUBCONTRACTING
8.1	GERRESHEIMER shall not to transfer or give its activity listed within the Quality Agreement, including the Checklist, to a sub-contractor without a prior written approval from CLEARSIDE BIOMEDICAL.
8.2

If authorised by CLEARSIDE BIOMEDICAL in writing, GERRESHEIMER may only sub-contract activities to sub-contractors approved and regularly evaluated. Requirements described in this Quality Agreement are applicable to GERRESHEIMER authorized subcontractors.

9.	DOCUMENTATION CONTROL
9.1

GERRESHEIMER must develop, maintain and adhere to all of the Product control documentation including, but not limited to, manufacturing records, packaging instructions, drawings, specifications, and test methods.  Any deviations from GERRESHEIMER’s pre-established documentation must be pre-approved and agreed to by both Parties in writing, as defined in this Agreement and the Supply Agreement.  GERRESHEIMER must ensure that these requirements are governed by the GERRESHEIMER change control policy and are thoroughly understood, prior to production.

9.2

GERRESHEIMER shall conform its Product control documentation to be in compliance with the latest 21 CFR Part 820 and ISO 13485 requirements.  IF CLEARSIDE BIOMEDICAL has reason to believe GERRESHEIMER’s control does not so conform, CLEARSIDE BIOMEDICAL shall direct such concerns in writing to GERRESHEIMER who shall either remedy instances of non-conformance or respond to address such concerns.

9.3

Neither GERRESHEIMER nor CLEARSIDE BIOMEDICAL shall make changes to this Quality Agreement without prior notification and approval of the other party. All changes must be in writing and signed by both parties.

9.4	As supplied by CLEARSIDE BIOMEDICAL, GERRESHEIMER shall maintain official copies of CLEARSIDE BIOMEDICAL provided documentation as agreed upon herein or in the Supply Agreement.
10.	FACILITY / EQUIPMENT CONTROLS
10.1

GERRESHEIMER shall have facilities, work flow and material handling such that components, packaging materials and products are protected from damage, contamination, or mix-up during production or storage.

10.2	GERRESHEIMER shall maintain all equipment used in the manufacture, packaging, testing, and supply of Products hereunder in good operating condition and shall maintain

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

the Manufacturing Site and such equipment in accordance with current Quality System Regulations (QSR) (21 CFR Part 820), specifications, and ISO 13485.  As deemed appropriate, equipment shall be qualified prior to use by performing Installation Qualification, Operation Qualification and Performance Qualification using protocols in accordance with 21 CFR Part 820 and ISO 13485.

10.3

GERRESHEIMER shall have a cleaning / sanitization program to assure that all equipment that has substantial contact with CLEARSIDE BIOMEDICAL’s product is controlled for contamination.  GERRESHEIMER shall have written procedures in place supporting this program.

10.4

GERRESHEIMER shall assure that any equipment used in connection with the manufacture of other product(s) containing highly potent or hazardous products shall have no contact with the CLEARSIDE BIOMEDICAL Product. GERRESHEIMER shall perform specific validation studies for equipment cleaning processes for products containing highly potent or hazardous components to demonstrate their cleaning effectiveness.  However, all non-product contact parts and equipment may be used in common for both the Product and highly potent or hazardous products.

10.5

GERRESHEIMER shall maintain an environmental monitoring program for the evaluation of bioburden in areas of possible product exposure as necessary based on the susceptibility of the CLEARSIDE BIOMEDICAL products manufactured unless otherwise justified by historical data and the validated process.

10.6	Equipment and instruments used to produce or test the Product or components thereof shall be calibrated, where appropriate, at suitable intervals in accordance with an established written program.
11.	PURCHASING CONTROLS
11.1	Approve Components / Packaging Materials & Suppliers pursuant to the Supply Agreement

GERRESHEIMER is responsible for the qualification of new or alternate components/packaging materials or suppliers.  GERRESHEIMER shall communicate any proposed change to CLEARSIDE BIOMEDICAL in writing prior to implementing the change.  CLEARSIDE BIOMEDICAL has the authority to restrict the proposed change.   To the extent the new or alternate components/packaging materials or suppliers are requested by CLEARSIDE BIOMEDICAL, the cost of such qualifications shall be the responsibility of CLEARSIDE BIOMEDICAL.  .

11.2	Incoming Inspection

GERRESHEIMER is responsible for the incoming identification, sampling, testing and disposition of components and packaging materials according to written specifications and procedures agreed to by the supplier and CLEARSIDE BIOMEDICAL.

12.	MATERIAL CONTROL & SPECIFICATIONS
12.1	Components / Packaging Materials

GERRESHEIMER shall be responsible for using components / primary materials from vendors approved by CLEARSIDE BIOMEDICAL and as stated on the specification sheets for each component.

Prior to use, all components / materials must be found by GERRESHEIMER to be acceptable against reasonable pre-established standards.

Changes to test methods, component/primary material specifications or vendors must be evaluated against pre-established requirements such as regulatory requirements,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

compendia, etc. and must be documented with change control history and approvals by CLEARSIDE BIOMEDICAL and GERRESHEIMER.

Deviation from existing component/material specifications must be documented and approved by CLEARSIDE BIOMEDICAL and GERRESHEIMER.

All testing and inspection must be documented.

12.2	Storage

All materials (components, packaging materials, product, in-process Product and finished Product) must be stored under conditions appropriate to maintain material integrity.

12.3	Product

It is GERRESHEIMER’s responsibility to assure only components meeting the Specifications are used in Product manufacturing.

It is GERRESHEIMER’s responsibility to assure that the Product is tested per procedures, specifications and sampling plans approved between CLEARSIDE BIOMEDICAL and GERRESHEIMER..

No changes to CLEARSIDE BIOMEDICAL specific test methods or product specification shall be made without evaluation and CLEARSIDE BIOMEDICAL approval. Changes to process specification outside of the validated process limits will also require CLEARSIDE BIOMEDICAL evaluation and approval.

Except as noted otherwise, GERRESHEIMER must notify CLEARSIDE BIOMEDICAL immediately or as soon as identifiable, the occurrence of a confirmed out-of-specification or questionable result, product failure or major testing deviation for products outside of the control from GERRESHEIMER.

Final release of Product is the responsibility of CLEARSIDE BIOMEDICAL..  GERRESHEIMER will forward a Certificate of Conformance and to CLEARSIDE BIOMEDICAL prior to CLEARSIDE BIOMEDICAL’s release of each shipment.

12.4	Labels / Labeling

CLEARSIDE BIOMEDICAL is responsible for the issuance of label copy control documents of all printed packaging components.  CLEARSIDE BIOMEDICAL is responsible for providing the approved master label documents to GERRESHEIMER Purchasing.

GERRESHEIMER shall be responsible for the inspection of all receipts of printed copy against a master label through GERRESHEIMER’s normal receiving and inspection procedures.

GERRESHEIMER shall be responsible for print verification of all first receipts of new versions of printed copy.

All labels/labeling material shall be stored in a limited access area, controlled, and reconciled as required by QSRs.

GERRESHEIMER shall be responsible for segregating and quarantining any obsolete printed components.  Disposition of excess or obsolete material shall be performed with the approval of CLEARSIDE BIOMEDICAL unless otherwise agreed upon.

13.	PRODUCTION CONTROLS
13.1

It is the responsibility of GERRESHEIMER to adopt the necessary techniques and/or controls during all phases of manufacturing / packaging to control the quality of the Product.  GERRESHEIMER shall maintain records of test performance sufficient to meet regulatory requirements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

13.2	As defined by the validated process, the Product will be evaluated throughout production to ensure Specifications are met.
13.3	GERRESHEIMER will reconcile all Product components and all finished Product labels in accordance with its standard operating procedures.
13.4	All Defective Product must be quarantined and the deviation investigated appropriately per GERRESHEIMER standard procedures.
14.	QUALITY CONTROL
14.1	Sampling Plans

GERRESHEIMER shall use established and agreed upon sampling plans.  CLEARSIDE BIOMEDICAL shall provide assistance when requested by GERRESHEIMER for classifying defects.

14.2	Verification of Quality

The finished Product must meet final product Specifications.

14.3	Records and Reports

The following are the minimal records that should be maintained for the Product:

•	Component receiving and test records
•	Manufacturing Records
•	Packaging Records
•	Quality Control Records (e.g., In-process checks, line clearance, etc.)
•	Label Reconciliation Records
•	Non-Conformance / Deviation Reports
•	Batch Release
•	Certificate of Compliance
•	Certificate of Analysis
15.	VALIDATION

GERRESHEIMER is responsible for validation of appropriate equipment used and activities performed, unless otherwise agreed pursuant to the Supply Agreement or protocol.  This includes but is not limited to installation, operation and performance qualification of equipment for manufacturing, packaging and testing the product, unless otherwise agreed upon.  Additionally, computer systems, purified water systems and HVAC systems shall be adequately qualified/validated.  Cleaning/sanitizing procedures shall be validated to prevent Product contamination.  Analytical and microbiological methods shall be appropriately validated to test the quality, safety, efficacy and purity of components and Product.  Manufacturing and packaging processes will be appropriately validated.

16.	TECHNOLOGY CHANGES

GERRESHEIMER is responsible for notifying CLEARSIDE BIOMEDICAL on any technology changes that impact the Product, manufacturing and packaging process.  Notification shall be done prior to change implementation.  Reasonable exceptions to prior notification will be allowed to support immediate on-going production.

17.	RECORDS

All records must be retained by GERRESHEIMER for the later of five (5) years or the retention period prescribed by 21 CFR Part 820 and ISO 13485.  If CLEARSIDE BIOMEDICAL desires that any records be retained for a longer period, then it shall either take possession of the records from GERRESHEIMER, or request from GERRESHEIMER a proposal for extended retention.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

GERRESHEMER is responsible for maintaining a disaster contingency plan to ensure that record requirements can be met.

18.	LIFE CYCLE and TERMINATION

This Quality Agreement shall be reviewed annually by both parties.  This annual review does not preclude changes or amendments in the interim as needed.

This Quality Agreement will survive the Supply Agreement and extend the term of the Quality Agreement through the usable life of the product and/or until all regulatory obligations of the Contract Facility have been met.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

Quality Agreement Checklist1

Requirements	Responsibility
	GERRESHEIMER	CLEARSIDE BIOMEDICAL

[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

Requirements	Responsibility

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplier Agreement
Supplier Quality Agreement

Requirements	Responsibility

1In the event of conflict between the foregoing checklist and the terms of this Agreement and/or the Supply Agreement, the terms of the Supply Agreement shall govern.

2Responsibilities including consultations and document approvals are delineated within the Global Project RACI Matrix (responsibility assignment chart: Responsible/ Accountable/ Consulted/ Informed)

The parties hereby agree to the foregoing as of the Effective Date hereof.

Signature:	/s/ Illegible
Date:	April 25, 2018
Printed Name:	Illegible
Title:	Illegible

Signature:	/s/ Illegible
Date:	April 25, 2018
Printed Name:	Illegible
Title:	Illegible

Signature:	/s/ Daniel H. White
Date:	May 9, 2018
Printed Name:	Daniel H. White
Title:	President & Chief Executive Officer - Clearside Biomedical, Inc

Signature:	/s/ Glenn Noronha
Date:	April 12, 2018
Printed Name:	Glenn Noronha
Title:	Chief Scientific Officer - Clearside Biomedical, Inc

Signature:	/s/ Keleigh Mahn
Date:	April 11, 2018
Printed Name:	Keleigh Mahn
Title:	Sr. Director, Quality - Clearside Biomedical, Inc

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4

DOCUMENTATION REGARDING TOOLING AND EQUIPMENT

The following Documentation is necessary to effectively use, maintain, repair and/or modify the Tooling and Equipment pursuant to Clause 13 of this Agreement.

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.